                                  EXHIBIT 10.8

                              EMPLOYMENT AGREEMENT
                       (As Amended Effective July 1, 1993)


         THIS EMPLOYMENT AGREEMENT is made effective as of this 1st day of July, 1993, by and between First Federal Savings Bank, LaCrosse-Madison, a federally-chartered savings bank (the "Bank"), and Thomas W. Schini (the "Executive").

         WHEREAS, Executive has been employed by the Bank for more than thirty years, and currently serves as its President and Chief Executive Officer ("Corporate Position"); and

         WHEREAS, Executive possesses an intimate knowledge of the business and affairs of the Bank, including its policies, markets and financial and human resources; and

         WHEREAS, the Board of Directors of the Bank (the "Board"), recognizes that Executive's contribution to the growth and success of the Bank has been substantial and desires to assure the Bank of Executive's continued employment in an executive capacity and to compensate him therefore; and

         WHEREAS, Executive is desirous of committing himself to serve the Bank on the terms provided in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the Bank and Executive agree as follows:

         1. Employment. Bank shall continue to employ Executive and Executive shall continue to serve Bank under the terms and conditions of this Agreement (which terms and conditions are intended to amend and supercede the agreement of July 1, 1987 as previously in effect between the parties), for the period stated in paragraph 2 below.

         2. Term of Employment. The period of Executive's employment under this Agreement shall commence on the date set forth above ("Commencement Date") and shall expire on the third annual anniversary of said Commencement Date, unless sooner terminated as provided herein. Effective as of any annual anniversary of the Commencement Date during the term of this Agreement, the term of employment hereunder may be extended by the action of the Bank's Board of Directors to add one additional year to the then remaining term of employment hereunder so that said term is annually restored to a full three-year term. The Board of Directors or the Executive shall each provide the other with at least forty-five (45) days' advance written notice of any decision on their respective parts not to extend the Agreement on the anniversary date. The term of employment under this Agreement, as in effect from time to time, shall be referred to







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as the "Employment Term."

         3. Position and Duties. Subject to Section 5(iv)(B), Executive shall serve in his Corporate Position, reporting to the Board, and shall have supervision and control over, and responsibility for, the operation of the Bank and shall have such other powers and duties as may from time to time be prescribed by the Board, provided that such duties are consistent with his present duties and position as an executive officer of the Bank. Executive shall devote substantially all his working time and efforts to the business and affairs of the Bank.

         4. Compensation. As compensation for the services to be provided pursuant to this Agreement, Executive shall receive from Bank the compensation and other benefits set forth below:

              (i) Base Salary. During the Employment Term the Executive shall receive a base salary ("Base Salary") in such amount as may from time to time be approved by the Board. The Base Salary shall at no time be less than the annual base salary payable to the Executive on the date of this Agreement. Any increase in Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Bank under this Agreement and, once established at an increased specified rate, Executive's Base Salary under this Agreement shall not thereafter be reduced. Executive's Base Salary and other compensation shall be paid in accordance with the Bank's regular payroll practices, as from time to time in effect.

              (ii) Bonus Payments. In addition to Base Salary, Executive shall be entitled during the Employment Term to receive such bonus payments as the Board may determine in accordance with the Bank's Management Incentive Plan (the "Incentive Plan") in effect on the date of this Agreement or as the same may be amended or modified from time to time for the Bank's executive officers.

              (iii) Other Benefits. During the Employment Term the Bank shall provide to Executive all other benefits of employment generally made available to the Bank's executive officers as in effect with other plans or arrangements providing Executive with at least equivalent benefits there-under. Executive shall be entitled to participate in or receive benefits under any group health and life insurance plan, pension plan, stock purchase, incentive savings, stock option, restricted stock, stock appreciation rights and any other similar plans or arrangements presently or hereafter made available by the Bank to its executive officers (collectively the "Benefit Plans"), subject to and on a basis consistent with the terms, conditions and overall administration of such Benefit Plans. Executive shall be entitled to vacations and perquisites in accordance with the Bank's policies as in effect from time to time for its executive



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officers.

         5. Termination. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon the occurrence of any of the events described below. In case of such termination, the date on which Executive ceases to be employed under this Agreement, after giving effect to any prior notice requirement set forth below, is referred to as the "Termination Date."

              (i) Death; Disability; Retirement. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, the term "disability" shall mean Executive's inability, as a result of physical or mental incapacity, to substantially perform his duties with the Bank for a period of 180 consecutive days. Any question as to the existence of Executive's disability upon which the Executive and the Bank cannot agree shall be determined by a qualified independent physician mutually agreeable to Executive and the Bank or, if the parties are unable to agree upon a physician within ten (10) days after notice from either to the other suggesting a physician, by a physician designated by the then president of the medical society for the county in which Executive maintains his principal residence, upon the request of either party. The costs of any such medical examination shall be borne by the Bank. If Executive is terminated due to disability he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for the remainder of the Employment Term, payable in substantially equal monthly installments less, in each case, any disability payments otherwise payable under plans provided by the Bank for disability or any governmental social security or workers compensation program, and actually paid to Executive in substantially equal monthly installments.

              As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any retirement plan of the Bank generally applicable to its executive officers or in accordance with any retirement arrangement established with Executive's consent with respect to Executive.

              If termination occurs for such reason, no additional compensation shall be payable to the Executive under this Agreement except as specifically provided in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the date of death, disability or retirement.

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              (ii) Cause. The Bank may terminate the Executive's employment under this Agreement for Cause at any time, and thereafter the Bank's obligations under this Agreement shall cease and terminate. Notwithstanding anything to the contrary contained in this Agreement, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date. For purposes of this Agreement, "Cause" shall mean (A) the willful and continued failure by Executive to substantially perform his duties with the Bank (other than failure resulting from the Executive's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes Executive has not substantially performed his duties,
(B) any willful act of misconduct by Executive which is materially injurious to the Bank, monetarily or otherwise, (C) a criminal conviction of Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States, (D) a criminal conviction of the Executive for the commission of any felony, (E) a willful breach of fiduciary duty involving personal profit, (F) a willful violation of any law, rule or regulation or final cease and desist order where such violations materially, adversely, affect the Bank, (G) incompetence, personal dishonesty or material breach of any provision of this Agreement which would have a material adverse impact on the Bank. For purposes of this Subsection 5(ii), no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

              (iii) Voluntary Termination by Executive. Executive may voluntarily terminate his employment under this Agreement at any time by giving at least ninety (90) days prior written notice to the Bank. In such event, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date.

              (iv) Termination by Executive After Change in Control. For purposes of this Agreement, a "change in control" shall mean a change in control with respect to the Bank or its parent holding company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections






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13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the combined voting power of the Bank or holding company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. The Executive may terminate his employment under this Agreement by giving at least ninety (90) days prior written notice to the Bank at anytime (1) within eighteen (18) months of the effective date of a "change in control", or (2) after the occurrence, at any time subsequent to a "change in control," of any of the following events, without Executive's express written consent:

                   (A) Executive is assigned to any positions, duties or responsibilities that are materially less significant than his positions, duties and responsibilities as of the time immediately prior to any change in control;

                   (B) Executive is removed from or the Board fails to re-elect Executive to any of his Corporate Position, except (1) in connection with termination of Executive's employment for cause, disability or retirement, or
(2) in connection with any change in control after which the Bank is not the continuing or surviving corporation, if the successor organization has executed an agreement as required by Section 8(i)(A) and the removal or failure to re-elect is limited to his Corporate Position with the Bank;

                   (C) Executive's Base Salary is materially reduced or the Executive experiences in any year a material reduction of the ratio of his bonus payment to his Base Salary which is greater than the average reduction in the ratio of bonus payments to base salaries in such year experienced by all other executive officers of the Bank or any other material failure by the Bank to comply with Section 4;

                   (D) Executive is transferred to a location not within a 25 mile radius of the City of LaCrosse, Wisconsin; or

                   (E) The Bank fails to obtain an agreement from any successor organization as required by Section 8(i)(A).

         (v)      Suspension or Termination Required by the OTS

                   (A) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's







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affairs by a notice served under section 8(e)(3), or section 8(g)(1) of the
Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) and (g)(1), the Bank's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Bank shall (1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended and (2) reinstate any of its obligations which were suspended.

                   (B) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(4) or (g)(1) obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but vested rights of the Executive to compensation and to any benefits under the Bank's Pension Plan shall not be affected.

                   (C) If the Bank is in default as defined in section 3(x)(1) of the Federal Deposit Insurance Act, (12 U.S.C. 1813 (x)(1)) all obligations under the Agreement shall terminate as of the date of default, except that this paragraph shall not affect vested rights of the Executive under any qualified retirement plan nor, in the event the Executive terminates prior to the date of such default, the Executive's vested rights to continue to receive severance payments and benefits pursuant to Section 5(vi) of this Agreement.

                   (D) All obligations under the Agreement shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the Bank, (i) by the OTS, at the time the FDIC or Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in section 13(c) of the Federal Deposit Insurance Act; or (ii) by the OTS at the time it approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action, and the Executive shall receive the compensation and benefits set forth in section 5(vi) of this Agreement.

                   (E) In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is repealed, this section 5(v) shall cease to be effective on the effective date of such repeal. In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is amended or modified, this Agreement shall be revised to reflect the amended or modified provisions if: (1) the amended or modified provision is required to be included in this Agreement; or (2) if not so required, the Executive requests that the








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Agreement be so revised.

         (vi) Termination by the Bank Other Than Due to Death, Disability, Retirement or For Cause; Termination of Executive. If this Agreement is terminated by the Bank for any reason other than death, disability, retirement or for cause as set forth in Section 5(i) or (ii), or is terminated by the Executive pursuant to Section 5(iv), then, following the Date of Termination:

                   (A) In lieu of any further salary payments to the Executive for a period subsequent to the Termination Date, the Executive shall receive severance pay in the form of payments continuing for the remaining unexpired portion of the Employment Term, fully restored as of the Termination Date, at the times provided in Section 4(i) and 4 (ii) ("Severance Payments") and based on his highest rate of Base Salary within the 3 years preceding his Termination Date and his total cash bonus paid in his most recently completed calendar year of employment. In the event of a termination as a result of a change in control, the Executive may elect to receive the Severance Payments calculated above in one lump-sum, subject to any applicable limitations set forth in Section 6 below; provided that the amount of Severance Payment in connection with a change in control shall be at least equal to the particular Executive's annual compensation as of the Termination Date.

                   (B) In addition to the retirement benefits to which the Executive is entitled under the Bank's Group Pension Plan, 401(k) Plan, and ESOP, as amended from time to time (the "Retirement Plans"), the Executive shall receive additional severance retirement benefits payable under this Agreement, which benefits (except as provided below) shall be determined in accordance with, and payable in the form and at the times provided in, the respective Retirement Plans. Such benefits shall be determined as if the Executive were fully vested under each Retirement Plan and had accumulated (after any termination under this Agreement) the additional years of credited service and/or allocations and Employer contributions under each of said Plans that he would have received had he continued in the employment of the Bank for the entire Employment Term at the levels of Base Salary and cash bonus used to calculate the Severance Payments pursuant to subsection 5(vi)(A) above.

                   (C) In addition to all other amounts payable under this
section 5, Executive shall be entitled to coverage under any group health, life, dental, or other group insurance plans (as well as under any individual life coverages provided by the Bank on Executive's behalf) for the remainder of the Employment Term upon his continued payment of any required employee contribution at the rate in effect as of his Termination Date and to receipt of all benefits otherwise payable to Executive under (i) any tax qualified Bank plan or agreement relating to pension or



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

retirement benefits, and (ii) any other Bank plan or agreement, regardless of tax status, established to provide deferred compensation, retirement, or other benefits for the Executive.

                   (D) If Executive is under fifty-five (55) years of age on the Termination Date, Executive shall take reasonable steps to obtain employment and thereby mitigate the amount of compensation and benefits due under Section 5(vi); provided, however, that Executive shall not be required to accept a position other than one within a 25 mile radius of the City of LaCrosse, Wisconsin. If the Executive is fifty-five (55) years of age or older on the Termination Date or if Executive determines upon the advice of a qualified independent physician that he is physically or medically unable to substantially perform duties with another employer comparable to those performed by him with the Bank, the Executive shall have no obligation to seek other employment. Notwithstanding the foregoing, and regardless of age, during any portion of the Employment term remaining after the Termination Date, if the Executive becomes employed on a full-time basis by another employer, then to the extent the Executive shall receive compensation, benefits or service credit from such other employer, the aggregate amount of all compensation to be paid and benefits and service credit to be provided by the Bank under this Agreement shall be correspondingly reduced.

                   (E) The requirement for mitigation, as set forth in Section 5
(vi)(D) above, shall not apply with respect to any termination under Section 5(iv) subsequent to a change in control.

         6. Limitations on Termination Compensation.

              (i) In the event that the severance benefits payable to the Executive under Subsection 5(vi) ("Severance Benefits"), or any other payments or benefits received or to be received by the Executive from the Bank (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Bank or any corporation ("Affiliate") affiliated with the Bank within the meaning of Section 1504 of the Internal Revenue Code of 1954, as amended (the "Code"), in the opinion of tax counsel selected by the Bank's independent auditors and acceptable to the Executive, constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three (3) times the average of the annual compensation payable to the Executive by the Bank (or an Affiliate) and includible in the Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control of the Bank occurred ("Base Amount"), such severance benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments or







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

benefits otherwise received or to be received by the Executive from the Bank (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if (A) the Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or (B) in the opinion of such tax counsel, the Severance Benefits (in its full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the code, and such payments are deductible by the Bank. The Base Amount shall include every type and form of compensation includible in the Executive's gross income in respect of his employment by the Bank (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Bank's independent auditors in accordance with the principles of Sections 280G(b)(3) and (4) of the Code.

              (ii) Executive shall have the right to request that the Bank obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits deter- mined by such tax counsel are, in the view of the Service, "para- chute payments" under Section 280G. If a ruling is sought pursuant to the Executive's request, no severance benefits payable under this Agreement shall be made to the Executive until after fifteen (15) days from the date of such ruling. For purposes of this Subsection 6(ii), the Executive and the Bank agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under Section 280G. If the service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided under Sub-section 6(i) with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen (15) days from the date of the Service's notice indicating that no ruling would be forthcoming.

              (iii) In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under





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this Agreement and agree that, upon issuance of such final regulations this
Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

         7. Noncompetition After Voluntary Termination And Duty of Confidentiality.

              (a) Noncompetition. Executive acknowledges that the development of personal contacts and relationships is an essential element of the Bank's business, that the Bank has invested considerable time and money in his development of such contacts and relationships, that the Bank could suffer irreparable harm if he were to leave employment and solicit the business of Bank's customers, and that it is reasonable to protect the Bank against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), or upon expiration of this Agreement as a result of Executive's election not to continue automatic annual renewals, Executive shall not accept employment in La Crosse, Dane or St. Croix counties with any Significant Competitor of the Bank for a period of eighteen (18) months following such termination. For purposes of this Agreement, the term Significant Competitor means any financial institution including, but not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment or during the period of this covenant not to compete, (i) maintains a home, branch or other office in any of said counties, or (ii) has originated within any of said counties $10,000,000 or more in residential mortgage loans during any consecutive twelve (12) month period within the thirty-six (36) months prior to Executive's termination and inclusive of the period covered by this covenant.

              Executive agrees that the non-competition provisions set forth herein are necessary for the protection of the Bank and are reasonably limited as to (i) the scope of activities affected, (ii) their duration and geographic scope, and (iii) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and the Bank brings legal action for injunctive or other relief, the Bank shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date such relief is granted, but reduced by any period between





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

commencement of the period and the date of the first violation. In addition to such other relief as may be awarded, if the Bank is the prevailing party it shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in enforcing its rights hereunder.

              (b) Duty of Confidentiality. Executive acknowledges that he will, as the result of services performed on behalf of the Bank, obtain or otherwise become aware of confidential and/or proprietary information regarding the Bank's affairs, including, but not limited to, information relative to (i) customers, customer accounts and customer lists, (ii) marketing, (iii) customer development strategies, (iv) financial and economic plans and projections, and (v) other similar information. Executive agrees that following termination of his employment for any reason, he will treat all such matters as confidential and will refrain both from divulging such information in any manner and from the use of such information for his benefit or for the benefit of any employer (regardless of whether such employer would constitute a Significant Competitor under this Agreement) or third-party.

         8. General Provisions.

              (i) Successors; Binding Agreement.

                   (A) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank ("successor organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession had taken place. As used in this Agreement, "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 8 or which otherwise becomes bound by the terms and provisions of this Agreement by operation of this Agreement or law. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive as his exclusive remedy to compensation from the Bank in the same amount and on the same terms as he would be entitled to under this agreement if he terminated his employment under Section 5(iv). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                   (B) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferrable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or



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obligations of the Executive.

                   (C) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Executive and his heirs, beneficiaries and personal representatives and the Bank and any successor organization.

              (ii) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

               If to the Bank:

               605 State Street
               LaCrosse, WI 54601
               Attn:  Secretary

or if to Executive at the address set forth below the Executive's signature line of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

              (iii) Expenses. If any legal proceeding is necessary to enforce or interpret this Agreement, or to recover damages for breach of it, the prevailing party, shall be entitled to recover from the other party reasonable attorneys' fees and necessary costs and disbursements incurred in such litigation, in addition to any other relief to which such prevailing party may be entitled.

              Notwithstanding the foregoing, in the event of a legal proceeding to enforce or interpret the terms of this Agreement following a change in control, Executive shall be entitled to recover from Bank, regardless of the outcome of said action, necessary costs and disbursements incurred together with actual attorney's fees up to the greater of (A) $25,000, or (B) thirty percent (30%) of the amount in dispute between the parties [which amount, for purposes of this Agreement, shall be deemed to be the difference between the highest written settlement offer from the Bank and the lowest written settlement offer (exclusive of any claim for consequential, punitive, or other forms or amounts of damages not based on specific contract terms) from Executive]. Recovery by Executive of attorneys fees and costs as provided herein following a change in control shall be in addition to any other relief to which Executive may be entitled.

              (iv) Withholding. The Bank shall be entitled to withhold from amounts to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes









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

of charges which it is from time to time required to withhold. the Bank shall be entitled to rely on an opinion of counsel if any question as to the amount or requirement of any such withholding shall arise.

              (v) Miscellaneous. No provision of this Agreement may be amended, waived or discharged unless such amendment, waiver or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

              (vi) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


              (vii) Counterparts. This Agreement may be executed in several counterparts, each of which together will constitute one and the same instrument.

              (viii) Headings. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

              (ix) Effective Date. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.



         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                              Executive:  Thomas W. Schini


                                              ----------------------------------


                                              ----------------------------------

                                    (Address)


                                    First Federal Savings Bank,
                     LaCrosse-Madison
                                            (CORPORATE SEAL)



                                    By:
                                       ----------------------------------------



                                    By:
                                       ----------------------------------------

                              EMPLOYMENT AGREEMENT
                       (As Amended Effective July 1, 1994)


         THIS EMPLOYMENT AGREEMENT is made effective as of this 1st day of July, 1994, by and between First Federal Savings Bank, LaCrosse-Madison, a federally-chartered savings bank (the "Bank"), and Bradford R. Price (the "Executive").

         WHEREAS, Executive has been employed by the Bank for a number of years, and currently serves as its Executive Vice President, Secretary, and Residential Lending Division Manager ("Corporate Position"); and

         WHEREAS, Executive possesses an intimate knowledge of the business and affairs of the Bank, including its policies, markets and financial and human resources; and

         WHEREAS, the Board of Directors of the Bank (the "Board"), recognizes that Executive's contribution to the growth and success of the Bank has been substantial and desires to assure the Bank of Executive's continued employment in an executive capacity and to compensate him therefore; and

         WHEREAS, Executive is desirous of committing himself to serve the Bank on the terms provided in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the Bank and Executive agree as follows:

         1. Employment. Bank shall continue to employ Executive and Executive shall continue to serve Bank under the terms and conditions of this Agreement (which terms and conditions are intended to amend and supercede the agreement of July 1, 1987 as previously in effect between the parties), for the period stated in paragraph 2 below.

         2. Term of Employment. The period of Executive's employment under this Agreement shall commence on the date set forth above ("Commencement Date") and shall expire on the third annual anniversary of said Commencement Date, unless sooner terminated as provided herein. Effective as of any annual anniversary of the Commencement Date during the term of this Agreement, the term of employment hereunder may be extended by the action of the Bank's Board of Directors to add one additional year to the then remaining term of employment hereunder so that said term is annually restored to a full three-year term. The Board of Directors or the Executive shall each provide the other with at least forty-five (45) days' advance written notice of any decision on their respective parts not to extend the Agreement on the anniversary date. The term of employment under this

Agreement, as in effect from time to time, shall be referred to as the "Employment Term."

         3. Position and Duties. Subject to Section 5(iv)(B), the Executive shall serve in his Corporate Position, reporting to the President, and shall have supervision and control over, and responsibility for, residential lending activities of the Bank, corporate recordkeeping and shall have such other powers and duties as may from time to time be prescribed by the President, provided that such duties are consistent with his present duties and with the Executive's position as an executive officer of the Bank. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Bank.

         4. Compensation. As compensation for the services to be provided pursuant to this Agreement, Executive shall receive from Bank the compensation and other benefits set forth below:

              (i) Base Salary. During the Employment Term the Executive shall receive a base salary ("Base Salary") in such amount as may from time to time be approved by the Board. The Base Salary shall at no time be less than the annual base salary payable to the Executive on the date of this Agreement. Any increase in Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Bank under this Agreement and, once established at an increased specified rate, Executive's Base Salary under this Agreement shall not thereafter be reduced. Executive's Base Salary and other compensation shall be paid in accordance with the Bank's regular payroll practices, as from time to time in effect.

              (ii) Bonus Payments. In addition to Base Salary, Executive shall be entitled during the Employment Term to receive such bonus payments as the Board may determine in accordance with the Bank's Management Incentive Plan (the "Incentive Plan") in effect on the date of this Agreement or as the same may be amended or modified from time to time for the Bank's executive officers.

              (iii) Other Benefits. During the Employment Term the Bank shall provide to Executive all other benefits of employment generally made available to the Bank's executive officers as in effect with other plans or arrangements providing Executive with at least equivalent benefits thereunder. Executive shall be entitled to participate in or receive benefits under any group health and life insurance plan, pension plan, stock purchase, incentive savings, stock option, restricted stock, stock appreciation rights and any other similar plans or arrangements presently or hereafter made available by the Bank to its executive officers (collectively the "Benefit Plans"), subject to and on a basis consistent with the terms, conditions and overall administration of such Benefit Plans. Executive shall be entitled to vacations and perquisites in accordance with the Bank's policies as in effect from time to time for its executive officers.

         5. Termination. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon the occurrence of any of the events described below. In case of such termination, the date on which Executive ceases to be employed under this Agreement, after giving effect to any prior notice requirement set forth below, is referred to as the "Termination Date."

              (i) Death; Disability; Retirement. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, the term "disability" shall mean Executive's inability, as a result of physical or mental incapacity, to substantially perform his duties with the Bank for a period of 180 consecutive days. Any question as to the existence of Executive's disability upon which the Executive and the Bank cannot agree shall be determined by a qualified independent physician mutually agreeable to Executive and the Bank or, if the parties are unable to agree upon a physician within ten (10) days after notice from either to the other suggesting a physician, by a physician designated by the then president of the medical society for the county in which Executive maintains his principal residence, upon the request of either party. The costs of any such medical examination shall be borne by the Bank. If Executive is terminated due to disability he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for the remainder of the Employment Term, payable in substantially equal monthly installments less, in each case, any disability payments otherwise payable under plans provided by the Bank for disability or any governmental social security or workers compensation program, and actually paid to Executive in substantially equal monthly installments.

              As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any retirement plan of the Bank generally applicable to its executive officers or in accordance with any retirement arrangement established with Executive's consent with respect to Executive.

              If termination occurs for such reason, no additional compensation shall be payable to the Executive under this Agreement except as specifically provided in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the date of death, disability or retirement.

              (ii) Cause. The Bank may terminate the Executive's employment under this Agreement for Cause at any time, and thereafter the Bank's obligations under this Agreement shall cease and terminate. Notwithstanding anything to the contrary contained in this Agreement, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date. For purposes of this Agreement, "Cause" shall mean (A) the willful and continued failure by Executive to substantially perform his duties with the Bank (other than failure resulting from the Executive's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes Executive has not substantially performed his duties,
(B) any willful act of misconduct by Executive which is materially injurious to the Bank, monetarily or otherwise, (C) a criminal conviction of Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States, (D) a criminal conviction of the Executive for the commission of any felony, (E) a willful breach of fiduciary duty involving personal profit, (F) a willful violation of any law, rule or regulation or final cease and desist order where such violations materially, adversely, affect the Bank, (G) incompetence, personal dishonesty or material breach of any provision of this Agreement which would have a material adverse impact on the Bank. For purposes of this Subsection 5(ii), no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

              (iii) Voluntary Termination by Executive. Executive may voluntarily terminate his employment under this Agreement at any time by giving at least forty-five (45) days prior written notice to the Bank. In such event, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date.

              (iv) Termination by Executive After Change in Control. For purposes of this Agreement, a "change in control" shall mean a change in control with respect to the Bank or its parent holding company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the combined voting power of the Bank or holding company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. The Executive may terminate his employment under this Agreement by giving at least ninety (90) days prior written notice to the Bank at anytime (1) within eighteen (18) months of the effective date of a "change in control", or (2) after the occurrence, at any time subsequent to a "change in control," of any of the following events, without Executive's express written consent:

                   (A) Executive is assigned to any positions, duties or responsibilities that are less significant than his positions, duties and responsibilities as of the time immediately prior to any change in control;

                   (B) Executive is removed from or the Board fails to re-elect Executive to any of his Corporate Position, except (1) in connection with termination of Executive's employment for cause, disability or retirement, or
(2) in connection with any change in control after which the Bank is not the continuing or surviving corporation, if the successor organization has executed an agreement as required by Section 8(i)(A) and the removal or failure to re-elect is limited to his Corporate Position with the Bank;

                   (C) Executive's Base Salary is materially reduced or the Executive experiences in any year a material reduction of the ratio of his bonus payment to his Base Salary which is greater than the average reduction in the ratio of bonus payments to base salaries in such year experienced by all other executive officers of the Bank or any other material failure by the Bank to comply with Section 4;

                   (D) Executive is transferred to a location not within a 25 mile radius of the City of LaCrosse, Wisconsin; or

                   (E) The Bank fails to obtain an agreement from any successor organization as required by Section 8(i)(A).

              (v) Suspension or Termination Required by the OTS

                   (A) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under section 8(e)(3), or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) and (g)(1), the Bank's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Bank shall
(1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended and (2) reinstate any of its obligations which were suspended.

                   (B) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(4) or (g)(1) obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but vested rights of the Executive to compensation and to any benefits under the Bank's Pension Plan shall not be affected.

                   (C) If the Bank is in default as defined in section 3(x)(1) of the Federal Deposit Insurance Act, (12 U.S.C. 1813 (x)(1))all obligations under the Agreement shall terminate as of the date of default, except that this paragraph shall not affect any vested rights of the Executive under any qualified retirement plan nor, in the event the Executive terminates prior to the date of such default, the Executive's vested rights to continue to receive severance payments and benefits pursuant to section 5(vi) of this Agreement.

                   (D) All obligations under the Agreement shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the Bank, (i) by the OTS, at the time the FDIC or Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in section 13(c) of the Federal Deposit Insurance Act; or (ii) by the OTS at the time it approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action, and the Executive shall receive the compensation and benefits set forth in section 5(vi) of this Agreement.

                   (E) In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is repealed, this section 5(v) shall cease to be effective on the effective date of such repeal. In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is amended or modified, this Agreement shall be revised to reflect the amended or modified provisions if: (1) the amended or modified provision is required to be included in this Agreement; or (2) if not so required, the Executive requests that the Agreement be so revised.

              (vi) Termination by the Bank Other Than Due to Death, Disability, Retirement or For Cause; Termination of Executive. If this Agreement is terminated by the Bank for any reason other than death, disability, retirement or for cause as set forth in Section 5(i) or (ii), or is terminated by the Executive pursuant to Section 5(iv), then, following the Date of Termination:

                   (A) In lieu of any further salary payments to the Executive for a period subsequent to the Termination Date, the Executive shall receive severance pay in the form of payments continuing for the remaining unexpired portion of the Employment Term, fully restored as of the Termination Date, at the times provided in Section 4(i) and 4 (ii) ("Severance Payments") and based on his highest rate of Base Salary within the 3 years preceding his Termination Date and his total cash bonus paid in his most recently completed calendar year of employment. In the event of a termination as a result of a change in control, the Executive may elect to receive the Severance Payments calculated above in one lump-sum, subject to any applicable limitations set forth in Section 6 below; provided that the amount of Severance Payment in connection with a change in control shall be at least equal to the particular Executive's annual compensation as of the Termination Date.

                   (B) In addition to the retirement benefits to which the Executive is entitled under the Bank's Group Pension Plan, 401(k) Plan, and ESOP, as amended from time to time (the "Retirement Plans"), the Executive shall receive additional severance retirement benefits payable under this Agreement, which benefits (except as provided below) shall be determined in accordance with, and payable in the form and at the times provided in, the respective Retirement Plans. Such benefits shall be determined as if the Executive were fully vested under each Retirement Plan and had accumulated (after any termination under this Agreement) the additional years of credited service and/or allocations and Employer contributions under each of said Plans that he would have received had he continued in the employment of the Bank for the entire Employment Term at the levels of Base Salary and cash bonus used to calculate the Severance Payments pursuant to subsection 5(vi)(A) above.

                   (C) In addition to all other amounts payable under this
section 5, Executive shall be entitled to coverage under any group health, life, dental, or other group insurance plans (as well as under any individual life coverages provided by the Bank on Executive's behalf) for the remainder of the Employment Term upon his continued payment of any required employee contribution at the rate in effect as of his Termination Date and to receipt of all benefits otherwise payable to Executive under (i) any tax qualified Bank plan or agreement relating to pension or retirement benefits, and (ii) any other Bank plan or agreement, regardless of tax status, established to provide deferred compensation, retirement, or other benefits for the Executive.

                   (D) If Executive is under fifty-five (55) years of age on the Termination Date, Executive shall take reasonable steps to obtain employment and thereby mitigate the amount of compensation and benefits due under Section 5(vi); provided, however, that Executive shall not be required to accept a position other than one within a 25 mile radius of the City of LaCrosse, Wisconsin. If the Executive is fifty-five (55) years of age or older on the Termination Date or if Executive determines upon the advice of a qualified independent physician that he is physically or medically unable to substantially perform duties with another employer comparable to those performed by him with the Bank, the Executive shall have no obligation to seek other employment. Notwithstanding the foregoing, and regardless of age, during any portion of the Employment term remaining after the Termination Date, if the Executive becomes employed on a full-time basis by another employer, then to the extent the Executive shall receive compensation, benefits or service credit from such other employer, the aggregate amount of all compensation to be paid and benefits and service credit to be provided by the Bank under this Agreement shall be correspondingly reduced.

                   (E) The requirement for mitigation, as set forth in Section 5
(vi)(D) above, shall not apply with respect to any termination under Section 5(iv) subsequent to a change in control.

         6. Limitations on Termination Compensation.

            (i) In the event that the severance benefits payable to the Executive under Subsection 5(vi) ("Severance Benefits"), or any other payments or benefits received or to be received by the Executive from the Bank (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Bank or any corporation ("Affiliate") affiliated with the Bank within the meaning of Section 1504 of the Internal Revenue Code of 1954, as amended (the "Code"), in the opinion of tax counsel selected by the Bank's independent auditors and acceptable to the Executive, constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three (3) times the average of the annual compensation payable to the Executive by the Bank (or an Affiliate) and includible in the Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control of the Bank occurred ("Base Amount"), such severance benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments or benefits otherwise received or to be received by the Executive from the Bank (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if
(A) the Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or
(B) in the opinion of such tax counsel, the Severance Benefits (in its full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the code, and such payments are deductible by the Bank. The Base Amount shall include every type and form of compensation includible in the Executive's gross income in respect of his employment by the Bank (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Bank's independent auditors in accordance with the principles of Sections 280G(b)(3) and (4) of the Code.

              (ii) Executive shall have the right to request that the Bank obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to the Executive's request, no severance benefits payable under this Agreement shall be made to the Executive until after fifteen (15) days from the date of such ruling. For purposes of this Subsection 6(ii), the Executive and the Bank agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under Section 280G. If the service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided under Subsection 6(i) with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen (15) days from the date of the Service's notice indicating that no ruling would be forthcoming.

              (iii) In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

         7. Noncompetition After Voluntary Termination And Duty of Confidentiality.

              (a) Noncompetition. Executive acknowledges that the development of personal contacts and relationships is an essential element of the Bank's business, that the Bank has invested considerable time and money in his development of such contacts and relationships, that the Bank could suffer irreparable harm if he were to leave employment and solicit the business of Bank's customers, and that it is reasonable to protect the Bank against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), or upon expiration of this Agreement as a result of Executive's election not to continue automatic annual renewals, Executive shall not accept employment in La Crosse, Dane or St. Croix counties with any Significant Competitor of the Bank for a period of eighteen (18) months following such termination. For purposes of this Agreement, the term Significant Competitor means any financial institution including, but not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment or during the period of this covenant not to compete, (i) maintains a home, branch or other office in any of said counties, or (ii) has originated within any of said counties $10,000,000 or more in residential mortgage loans during any consecutive twelve (12) month period within the thirty-six (36) months prior to Executive's termination and inclusive of the period covered by this covenant.

              Executive agrees that the non-competition provisions set forth herein are necessary for the protection of the Bank and are reasonably limited as to (i) the scope of activities affected, (ii) their duration and geographic scope, and (iii) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and the Bank brings legal action for injunctive or other relief, the Bank shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date such relief is granted, but reduced by any period between commencement of the period and the date of the first violation. In addition to such other relief as may be awarded, if the Bank is the prevailing party it shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in enforcing its rights hereunder.

              (b) Duty of Confidentiality. Executive acknowledges that he will, as the result of services performed on behalf of the Bank, obtain or otherwise become aware of confidential and/or proprietary information regarding the Bank's affairs, including, but not limited to, information relative to (i) customers, customer accounts and customer lists, (ii) marketing, (iii) customer development strategies, (iv) financial and economic plans and projections, and (v) other similar information. Executive agrees that following termination of his employment for any reason, he will treat all such matters as confidential and will refrain both from divulging such information in any manner and from the use of such information for his benefit or for the benefit of any employer (regardless of whether such employer would constitute a Significant Competitor under this Agreement) or third-party.

         8.   General Provisions.

              (i) Successors; Binding Agreement.

                   (A) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank ("successor organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession had taken place. As used in this Agreement, "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 8 or which otherwise becomes bound by the terms and provisions of this Agreement by operation of this Agreement or law. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive as his exclusive remedy to compensation from the Bank in the same amount and on the same terms as he would be entitled to under this agreement if he terminated his employment under Section 5(iv). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                   (B) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferrable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of the Executive.

                    (C) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Executive and his heirs, beneficiaries and personal representatives and the Bank and any successor organization.

              (ii) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

              If to the Bank:

              605 State Street
              LaCrosse, WI 54601
              Attn: Chief Executive Officer

or if to Executive at the address set forth below the Executive's signature line of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

              (iii) Expenses. If any legal proceeding is necessary to enforce or interpret this Agreement, or to recover damages for breach of it, the prevailing party, shall be entitled to recover from the other party reasonable attorneys' fees and necessary costs and disbursements incurred in such litigation, in addition to any other relief to which such prevailing party may be entitled.

              Notwithstanding the foregoing, in the event of a legal proceeding to enforce or interpret the terms of this Agreement following a change in control, Executive shall be entitled to recover from Bank, regardless of the outcome of said action, necessary costs and disbursements incurred together with actual attorney's fees up to the greater of (A) $25,000, or (B) thirty percent (30%) of the amount in dispute between the parties [which amount, for purposes of this Agreement, shall be deemed to be the difference between the highest written settlement offer from the Bank and the lowest written settlement offer (exclusive of any claim for consequential, punitive, or other forms or amounts of damages not based on specific contract terms) from Executive]. Recovery by Executive of attorneys fees and costs as provided herein following a change in control shall be in addition to any other relief to which Executive may be entitled.

              (iv) Withholding. The Bank shall be entitled to withhold from amounts to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes of charges which it is from time to time required to withhold. the Bank shall be entitled to rely on an opinion of counsel if any question as to the amount or requirement of any such withholding shall arise.

              (v) Miscellaneous. No provision of this Agreement may be amended, waived or discharged unless such amendment, waiver or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

              (vi) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

              (vii) Counterparts. This Agreement may be executed in several counterparts, each of which together will constitute one and the same instrument.

              (viii) Headings. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

              (ix) Effective Date. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                        Executive:  Bradford R. Price


                                        ------------------------------------

                                      ------------------------------------
                                      (Address)


                                      First Federal Savings Bank,
                                                       LaCrosse-Madison
                                      (CORPORATE SEAL)



                                      By:
                                          ------------------------------------


                                      By:
                                          ------------------------------------

                              EMPLOYMENT AGREEMENT
                       (As Amended Effective July 1, 1994)


        THIS EMPLOYMENT AGREEMENT is made effective as of this 1st day of July, 1994, by and between First Federal Savings Bank, LaCrosse-Madison, a federally-chartered savings bank (the "Bank"), and Jack C. Rusch (the "Executive").

        WHEREAS, Executive has been employed by the Bank for a number of years, and currently serves as its Executive Vice President, Treasurer, and Finance and Administrative Division Manager ("Corporate Position"); and

        WHEREAS, Executive possesses an intimate knowledge of the business and affairs of the Bank, including its policies, markets and financial and human resources; and

        WHEREAS, the Board of Directors of the Bank (the "Board"), recognizes that Executive's contribution to the growth and success of the Bank has been substantial and desires to assure the Bank of Executive's continued employment in an executive capacity and to compensate him therefore; and

        WHEREAS, Executive is desirous of committing himself to serve the Bank on the terms provided in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the Bank and Executive agree as follows:

        1. Employment. Bank shall continue to employ Executive and Executive shall continue to serve Bank under the terms and conditions of this Agreement (which terms and conditions are intended to amend and supercede the agreement of July 1, 1987 as previously in effect between the parties), for the period stated in paragraph 2 below.

        2. Term of Employment. The period of Executive's employment under this Agreement shall commence on the date set forth above ("Commencement Date") and shall expire on the third annual anniversary of said Commencement Date, unless sooner terminated as provided herein. Effective as of any annual anniversary of the Commencement Date during the term of this Agreement, the term of employment hereunder may be extended by the action of the Bank's Board of Directors to add one additional year to the then remaining term of employment hereunder so that said term is annually restored to a full three-year term. The Board of Directors or the Executive shall each provide the other with at least forty-five (45) days' advance written notice of any decision on their respective parts not to extend the Agreement on the anniversary date. The term of employment under this

Agreement, as in effect from time to time, shall be referred to as the "Employment Term."

        3. Position and Duties. Subject to Section 5(iv)(B), the Executive shall serve in his Corporate Position, reporting to the President, and shall have supervision and control over, and responsibility for, the finance and administration of the Bank and shall have such other powers and duties as may from time to time be prescribed by the President, provided that such duties are consistent with his present duties and with the Executive's position as an executive officer of the Bank. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Bank.

        4. Compensation. As compensation for the services to be provided pursuant to this Agreement, Executive shall receive from Bank the compensation and other benefits set forth below:

              (i) Base Salary. During the Employment Term the Executive shall receive a base salary ("Base Salary") in such amount as may from time to time be approved by the Board. The Base Salary shall at no time be less than the annual base salary payable to the Executive on the date of this Agreement. Any increase in Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Bank under this Agreement and, once established at an increased specified rate, Executive's Base Salary under this Agreement shall not thereafter be reduced. Executive's Base Salary and other compensation shall be paid in accordance with the Bank's regular payroll practices, as from time to time in effect.

              (ii) Bonus Payments. In addition to Base Salary, Executive shall be entitled during the Employment Term to receive such bonus payments as the Board may determine in accordance with the Bank's Management Incentive Plan (the "Incentive Plan") in effect on the date of this Agreement or as the same may be amended or modified from time to time for the Bank's executive officers.

              (iii) Other Benefits. During the Employment Term the Bank shall provide to Executive all other benefits of employment generally made available to the Bank's executive officers as in effect with other plans or arrangements providing Executive with at least equivalent benefits thereunder. Executive shall be entitled to participate in or receive benefits under any group health and life insurance plan, pension plan, stock purchase, incentive savings, stock option, restricted stock, stock appreciation rights and any other similar plans or arrangements presently or hereafter made available by the Bank to its executive officers (collectively the "Benefit Plans"), subject to and on a basis consistent with the terms, conditions and overall administration of such Benefit Plans. Executive shall be entitled to vacations and perquisites in accordance with the Bank's policies as in effect from time to time for its executive officers.

        5. Termination. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon the occurrence of any of the events described below. In case of such termination, the date on which Executive ceases to be employed under this Agreement, after giving effect to any prior notice requirement set forth below, is referred to as the "Termination Date."

              (i) Death; Disability; Retirement. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, the term "disability" shall mean Executive's inability, as a result of physical or mental incapacity, to substantially perform his duties with the Bank for a period of 180 consecutive days. Any question as to the existence of Executive's disability upon which the Executive and the Bank cannot agree shall be determined by a qualified independent physician mutually agreeable to Executive and the Bank or, if the parties are unable to agree upon a physician within ten (10) days after notice from either to the other suggesting a physician, by a physician designated by the then president of the medical society for the county in which Executive maintains his principal residence, upon the request of either party. The costs of any such medical examination shall be borne by the Bank. If Executive is terminated due to disability he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for the remainder of the Employment Term, payable in substantially equal monthly installments less, in each case, any disability payments otherwise payable under plans provided by the Bank for disability or any governmental social security or workers compensation program, and actually paid to Executive in substantially equal monthly installments.

              As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any retirement plan of the Bank generally applicable to its executive officers or in accordance with any retirement arrangement established with Executive's consent with respect to Executive.

              If termination occurs for such reason, no additional compensation shall be payable to the Executive under this Agreement except as specifically provided in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the date of death, disability or retirement.

              (ii) Cause. The Bank may terminate the Executive's employment under this Agreement for Cause at any time, and thereafter the Bank's obligations under this Agreement shall cease and terminate. Notwithstanding anything to the contrary contained in this Agreement, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date. For purposes of this Agreement, "Cause" shall mean (A) the willful and continued failure by Executive to substantially perform his duties with the Bank (other than failure resulting from the Executive's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes Executive has not substantially performed his duties,
(B) any willful act of misconduct by Executive which is materially injurious to the Bank, monetarily or otherwise, (C) a criminal conviction of Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States, (D) a criminal conviction of the Executive for the commission of any felony, (E) a willful breach of fiduciary duty involving personal profit, (F) a willful violation of any law, rule or regulation or final cease and desist order where such violations materially, adversely, affect the Bank, (G) incompetence, personal dishonesty or material breach of any provision of this Agreement which would have a material adverse impact on the Bank. For purposes of this Subsection 5(ii), no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

              (iii) Voluntary Termination by Executive. Executive may voluntarily terminate his employment under this Agreement at any time by giving at least forty-five (45) days prior written notice to the Bank. In such event, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date.

              (iv) Termination by Executive After Change in Control. For purposes of this Agreement, a "change in control" shall mean a change in control with respect to the Bank or its parent holding company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the combined voting power of the Bank or holding company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. The Executive may terminate his employment under this Agreement by giving at least ninety (90) days prior written notice to the Bank at anytime (1) within eighteen (18) months of the effective date of a "change in control", or (2) after the occurrence, at any time subsequent to a "change in control," of any of the following events, without Executive's express written consent:

                   (A) Executive is assigned to any positions, duties or responsibilities that are less significant than his positions, duties and responsibilities as of the time immediately prior to any change in control;

                   (B) Executive is removed from or the Board fails to re-elect Executive to any of his Corporate Position, except (1) in connection with termination of Executive's employment for cause, disability or retirement, or
(2) in connection with any change in control after which the Bank is not the continuing or surviving corporation, if the successor organization has executed an agreement as required by Section 8(i)(A) and the removal or failure to re-elect is limited to his Corporate Position with the Bank;

                   (C) Executive's Base Salary is materially reduced or the Executive experiences in any year a material reduction of the ratio of his bonus payment to his Base Salary which is greater than the average reduction in the ratio of bonus payments to base salaries in such year experienced by all other executive officers of the Bank or any other material failure by the Bank to comply with Section 4;

                   (D) Executive is transferred to a location not within a 25 mile radius of the City of LaCrosse, Wisconsin; or

                   (E) The Bank fails to obtain an agreement from any successor organization as required by Section 8(i)(A).

              (v)  Suspension or Termination Required by the OTS

                   (A) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under section 8(e)(3), or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) and (g)(1), the Bank's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Bank shall
(1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended and (2) reinstate any of its obligations which were suspended.

                   (B) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(4) or (g)(1) obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but vested rights of the Executive to compensation and to any benefits under the Bank's Pension Plan shall not be affected.

                   (C) If the Bank is in default as defined in section 3(x)(1) of the Federal Deposit Insurance Act, (12 U.S.C. 1813 (x)(1))all obligations under the Agreement shall terminate as of the date of default, except that this paragraph shall not affect any vested rights of the Executive under any qualified retirement plan nor, in the event the Executive terminates prior to the date of such default, the Executive's vested rights to continue to receive severance payments and benefits pursuant to section 5(vi) of this Agreement.

                   (D) All obligations under the Agreement shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the Bank, (i) by the OTS, at the time the FDIC or Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in section 13(c) of the Federal Deposit Insurance Act; or (ii) by the OTS at the time it approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action, and the Executive shall receive the compensation and benefits set forth in section 5(vi) of this Agreement.

                   (E) In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is repealed, this section 5(v) shall cease to be effective on the effective date of such repeal. In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is amended or modified, this Agreement shall be revised to reflect the amended or modified provisions if: (1) the amended or modified provision is required to be included in this Agreement; or (2) if not so required, the Executive requests that the Agreement be so revised.

              (vi) Termination by the Bank Other Than Due to Death, Disability, Retirement or For Cause; Termination of Executive. If this Agreement is terminated by the Bank for any reason other than death, disability, retirement or for cause as set forth in Section 5(i) or (ii), or is terminated by the Executive pursuant to Section 5(iv), then, following the Date of Termination:

                   (A) In lieu of any further salary payments to the Executive for a period subsequent to the Termination Date, the Executive shall receive severance pay in the form of payments continuing for the remaining unexpired portion of the Employment Term, fully restored as of the Termination Date, at the times provided in Section 4(i) and 4 (ii) ("Severance Payments") and based on his highest rate of Base Salary within the 3 years preceding his Termination Date and his total cash bonus paid in his most recently completed calendar year of employment. In the event of a termination as a result of a change in control, the Executive may elect to receive the Severance Payments calculated above in one lump-sum, subject to any applicable limitations set forth in Section 6 below; provided that the amount of Severance Payment in connection with a change in control shall be at least equal to the particular Executive's annual compensation as of the Termination Date.

                   (B) In addition to the retirement benefits to which the Executive is entitled under the Bank's Group Pension Plan, 401(k) Plan, and ESOP, as amended from time to time (the "Retirement Plans"), the Executive shall receive additional severance retirement benefits payable under this Agreement, which benefits (except as provided below) shall be determined in accordance with, and payable in the form and at the times provided in, the respective Retirement Plans. Such benefits shall be determined as if the Executive were fully vested under each Retirement Plan and had accumulated (after any termination under this Agreement) the additional years of credited service and/or allocations and Employer contributions under each of said Plans that he would have received had he continued in the employment of the Bank for the entire Employment Term at the levels of Base Salary and cash bonus used to calculate the Severance Payments pursuant to subsection 5(vi)(A) above.

                   (C) In addition to all other amounts payable under this
section 5, Executive shall be entitled to coverage under any group health, life, dental, or other group insurance plans (as well as under any individual life coverages provided by the Bank on Executive's behalf) for the remainder of the Employment Term upon his continued payment of any required employee contribution at the rate in effect as of his Termination Date and to receipt of all benefits otherwise payable to Executive under (i) any tax qualified Bank plan or agreement relating to pension or retirement benefits, and (ii) any other Bank plan or agreement, regardless of tax status, established to provide deferred compensation, retirement, or other benefits for the Executive.

                   (D) If Executive is under fifty-five (55) years of age on the Termination Date, Executive shall take reasonable steps to obtain employment and thereby mitigate the amount of compensation and benefits due under Section 5(vi); provided, however, that Executive shall not be required to accept a position other than one within a 25 mile radius of the City of LaCrosse, Wisconsin. If the Executive is fifty-five (55) years of age or older on the Termination Date or if Executive determines upon the advice of a qualified independent physician that he is physically or medically unable to substantially perform duties with another employer comparable to those performed by him with the Bank, the Executive shall have no obligation to seek other employment. Notwithstanding the foregoing, and regardless of age, during any portion of the Employment term remaining after the Termination Date, if the Executive becomes employed on a full-time basis by another employer, then to the extent the Executive shall receive compensation, benefits or service credit from such other employer, the aggregate amount of all compensation to be paid and benefits and service credit to be provided by the Bank under this Agreement shall be correspondingly reduced.

                   (E) The requirement for mitigation, as set forth in Section 5
(vi)(D) above, shall not apply with respect to any termination under Section 5(iv) subsequent to a change in control.

         6.   Limitations on Termination Compensation.

              (i) In the event that the severance benefits payable to the Executive under Subsection 5(vi) ("Severance Benefits"), or any other payments or benefits received or to be received by the Executive from the Bank (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Bank or any corporation ("Affiliate") affiliated with the Bank within the meaning of Section 1504 of the Internal Revenue Code of 1954, as amended (the "Code"), in the opinion of tax counsel selected by the Bank's independent auditors and acceptable to the Executive, constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three (3) times the average of the annual compensation payable to the Executive by the Bank (or an Affiliate) and includible in the Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control of the Bank occurred ("Base Amount"), such severance benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments or benefits otherwise received or to be received by the Executive from the Bank (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if
(A) the Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or
(B) in the opinion of such tax counsel, the Severance Benefits (in its full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the code, and such payments are deductible by the Bank. The Base Amount shall include every type and form of compensation includible in the Executive's gross income in respect of his employment by the Bank (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Bank's independent auditors in accordance with the principles of Sections 280G(b)(3) and (4) of the Code.

              (ii) Executive shall have the right to request that the Bank obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to the Executive's request, no severance benefits payable under this Agreement shall be made to the Executive until after fifteen (15) days from the date of such ruling. For purposes of this Subsection 6(ii), the Executive and the Bank agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under Section 280G. If the service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided under Subsection 6(i) with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen (15) days from the date of the Service's notice indicating that no ruling would be forthcoming.

              (iii) In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

         7. Noncompetition After Voluntary Termination And Duty of Confidentiality.

              (a) Noncompetition. Executive acknowledges that the development of personal contacts and relationships is an essential element of the Bank's business, that the Bank has invested considerable time and money in his development of such contacts and relationships, that the Bank could suffer irreparable harm if he were to leave employment and solicit the business of Bank's customers, and that it is reasonable to protect the Bank against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), or upon expiration of this Agreement as a result of Executive's election not to continue automatic annual renewals, Executive shall not accept employment in La Crosse, Dane or St. Croix counties with any Significant Competitor of the Bank for a period of eighteen (18) months following such termination. For purposes of this Agreement, the term Significant Competitor means any financial institution including, but not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment or during the period of this covenant not to compete, (i) maintains a home, branch or other office in any of said counties, or (ii) has originated within any of said counties $10,000,000 or more in residential mortgage loans during any consecutive twelve (12) month period within the thirty-six (36) months prior to Executive's termination and inclusive of the period covered by this covenant.

              Executive agrees that the non-competition provisions set forth herein are necessary for the protection of the Bank and are reasonably limited as to (i) the scope of activities affected, (ii) their duration and geographic scope, and (iii) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and the Bank brings legal action for injunctive or other relief, the Bank shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date such relief is granted, but reduced by any period between commencement of the period and the date of the first violation. In addition to such other relief as may be awarded, if the Bank is the prevailing party it shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in enforcing its rights hereunder.

              (b) Duty of Confidentiality. Executive acknowledges that he will, as the result of services performed on behalf of the Bank, obtain or otherwise become aware of confidential and/or proprietary information regarding the Bank's affairs, including, but not limited to, information relative to (i) customers, customer accounts and customer lists, (ii) marketing, (iii) customer development strategies, (iv) financial and economic plans and projections, and (v) other similar information. Executive agrees that following termination of his employment for any reason, he will treat all such matters as confidential and will refrain both from divulging such information in any manner and from the use of such information for his benefit or for the benefit of any employer (regardless of whether such employer would constitute a Significant Competitor under this Agreement) or third-party.

         8.   General Provisions.

              (i)  Successors; Binding Agreement.

                   (A) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank ("successor organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession had taken place. As used in this Agreement, "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 8 or which otherwise becomes bound by the terms and provisions of this Agreement by operation of this Agreement or law. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive as his exclusive remedy to compensation from the Bank in the same amount and on the same terms as he would be entitled to under this agreement if he terminated his employment under Section 5(iv). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                   (B) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferrable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of the Executive.

                   (C) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Executive and his heirs, beneficiaries and personal representatives and the Bank and any successor organization.

              (ii) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

              If to the Bank:

              605 State Street
              LaCrosse, WI 54601
              Attn: Secretary

or if to Executive at the address set forth below the Executive's signature line of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

              (iii) Expenses. If any legal proceeding is necessary to enforce or interpret this Agreement, or to recover damages for breach of it, the prevailing party, shall be entitled to recover from the other party reasonable attorneys' fees and necessary costs and disbursements incurred in such litigation, in addition to any other relief to which such prevailing party may be entitled.

              Notwithstanding the foregoing, in the event of a legal proceeding to enforce or interpret the terms of this Agreement following a change in control, Executive shall be entitled to recover from Bank, regardless of the outcome of said action, necessary costs and disbursements incurred together with actual attorney's fees up to the greater of (A) $25,000, or (B) thirty percent (30%) of the amount in dispute between the parties [which amount, for purposes of this Agreement, shall be deemed to be the difference between the highest written settlement offer from the Bank and the lowest written settlement offer (exclusive of any claim for consequential, punitive, or other forms or amounts of damages not based on specific contract terms) from Executive]. Recovery by Executive of attorneys fees and costs as provided herein following a change in control shall be in addition to any other relief to which Executive may be entitled.

              (iv) Withholding. The Bank shall be entitled to withhold from amounts to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes of charges which it is from time to time required to withhold. the Bank shall be entitled to rely on an opinion of counsel if any question as to the amount or requirement of any such withholding shall arise.

              (v) Miscellaneous. No provision of this Agreement may be amended, waived or discharged unless such amendment, waiver or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

              (vi) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

              (vii) Counterparts. This Agreement may be executed in several counterparts, each of which together will constitute one and the same instrument.

              (viii) Headings. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

              (ix) Effective Date. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                          Executive:  Jack C. Rusch


                                          ------------------------------------

                                          ------------------------------------
                                          (Address)


                                          First Federal Savings Bank,
                                                           LaCrosse-Madison
                                          (CORPORATE SEAL)



                                          By:
                                             --------------------------------


                                          By:
                                             --------------------------------

                              EMPLOYMENT AGREEMENT
                       (As Amended Effective July 1, 1998)


        THIS EMPLOYMENT AGREEMENT is made effective as of this 1st day of July, 1998, by and between First Federal Savings Bank, LaCrosse-Madison, a federally-chartered savings bank (the "Bank"), and Joseph M. Konradt (the "Executive").

        WHEREAS, Executive has been employed by the Bank for a number of years, and currently serves as its Senior Vice President and Retail Banking Division Manager ("Corporate Position"); and

        WHEREAS, Executive possesses an intimate knowledge of the business and affairs of the Bank, including its policies, markets and financial and human resources; and

        WHEREAS, the Board of Directors of the Bank (the "Board"), recognizes that Executive's contribution to the growth and success of the Bank has been substantial and desires to assure the Bank of Executive's continued employment in an executive capacity and to compensate him therefore; and

        WHEREAS, Executive is desirous of committing himself to serve the Bank on the terms provided in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the Bank and Executive agree as follows:

        1. Employment. Bank shall continue to employ Executive and Executive shall continue to serve Bank under the terms and conditions of this Agreement (which terms and conditions are intended to amend and supersede the agreement of July 1, 1994 as previously in effect between the parties), for the period stated in paragraph 2 below.

        2. Term of Employment. The period of Executive's employment under this Agreement shall commence on the date set forth above ("Commencement Date") and shall expire on the third annual anniversary of said Commencement Date, unless sooner terminated as provided herein. Effective as of any annual anniversary of the Commencement Date during the term of this Agreement, the term of employment hereunder may be extended by the action of the Bank's Board of Directors to add one additional year to the then remaining term of employment hereunder so that said term is annually restored to a full three-year term. The Board of Directors or the Executive shall each provide the other with at least forty-five (45) days' advance written notice of any decision on their respective parts not to extend the Agreement on the anniversary date. The term of employment under this Agreement, as in effect from time to time, shall be referred to as the "Employment Term."

        3. Position and Duties. Subject to Section 5(iv)(B), Executive shall serve in his Corporate Position, reporting to the Board, and shall have supervision and control over, and responsibility for, the operation of the Bank and shall have such other powers and duties as may from time to time be prescribed by the Board, provided that such duties are consistent with his present duties and position as an executive officer of the Bank. Executive shall devote substantially all his working time and efforts to the business and affairs of the Bank.

        4. Compensation. As compensation for the services to be provided pursuant to this Agreement, Executive shall receive from Bank the compensation and other benefits set forth below:

              (i) Base Salary. During the Employment Term the Executive shall receive a base salary ("Base Salary") in such amount as may from time to time be approved by the Board. The Base Salary shall at no time be less than the annual base salary payable to the Executive on the date of this Agreement. Any increase in Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Bank under this Agreement and, once established at an increased specified rate, Executive's Base Salary under this Agreement shall not thereafter be reduced. Executive's Base Salary and other compensation shall be paid in accordance with the Bank's regular payroll practices, as from time to time in effect.

              (ii) Bonus Payments. In addition to Base Salary, Executive shall be entitled during the Employment Term to receive such bonus payments as the Board may determine in accordance with the Bank's Management Incentive Plan (the "Incentive Plan") in effect on the date of this Agreement or as the same may be amended or modified from time to time for the Bank's executive officers.

              (iii) Other Benefits. During the Employment Term the Bank shall provide to Executive all other benefits of employment generally made available to the Bank's executive officers as in effect with other plans or arrangements providing Executive with at least equivalent benefits there-under. Executive shall be entitled to participate in or receive benefits under any group health and life insurance plan, pension plan, stock purchase, incentive savings, stock option, restricted stock, stock appreciation rights and any other similar plans or arrangements presently or hereafter made available by the Bank to its executive officers (collectively the "Benefit Plans"), subject to and on a basis consistent with the terms, conditions and overall administration of such Benefit Plans. Executive shall be entitled to vacations and perquisites in accordance with the Bank's policies as in effect from time to time for its executive officers.

        5. Termination. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon the occurrence of any of the events described below. In case of such termination, the date on which Executive ceases to be employed under this Agreement, after giving effect to any prior notice requirement set forth below, is referred to as the "Termination Date."

              (i) Death; Disability; Retirement. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, the term "disability" shall mean Executive's inability, as a result of physical or mental incapacity, to substantially perform his duties with the Bank for a period of 180 consecutive days. Any question as to the existence of Executive's disability upon which the Executive and the Bank cannot agree shall be determined by a qualified independent physician mutually agreeable to Executive and the Bank or, if the parties are unable to agree upon a physician within ten (10) days after notice from either to the other suggesting a physician, by a physician designated by the then president of the medical society for the county in which Executive maintains his principal residence, upon the request of either party. The costs of any such medical examination shall be borne by the Bank. If Executive is terminated due to disability he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for the remainder of the Employment Term, payable in substantially equal monthly installments less, in each case, any disability payments otherwise payable under plans provided by the Bank for disability or any governmental social security or workers compensation program, and actually paid to Executive in substantially equal monthly installments.

              As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any retirement plan of the Bank generally applicable to its executive officers or in accordance with any retirement arrangement established with Executive's consent with respect to Executive.

              If termination occurs for such reason, no additional compensation shall be payable to the Executive under this Agreement except as specifically provided in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the date of death, disability or retirement.

              (ii) Cause. The Bank may terminate the Executive's employment under this Agreement for Cause at any time, and thereafter the Bank's obligations under this Agreement shall cease and terminate. Notwithstanding anything to the contrary contained in this Agreement, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date. For purposes of this Agreement, "Cause" shall mean (A) the willful and continued failure by Executive to substantially perform his duties with the Bank (other than failure resulting from the Executive's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes Executive has not substantially performed his duties,
(B) any willful act of misconduct by Executive which is materially injurious to the Bank, monetarily or otherwise, (C) a criminal conviction of Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States, (D) a criminal conviction of the Executive for the commission of any felony, (E) a willful breach of fiduciary duty involving personal profit, (F) a willful violation of any law, rule or regulation or final cease and desist order where such violations materially, adversely, affect the Bank, (G) incompetence, personal dishonesty or material breach of any provision of this Agreement which would have a material adverse impact on the Bank. For purposes of this Subsection 5(ii), no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

              (iii) Voluntary Termination by Executive. Executive may voluntarily terminate his employment under this Agreement at any time by giving at least ninety (90) days prior written notice to the Bank. In such event, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date.

              (iv) Termination by Executive After Change in Control. For purposes of this Agreement, a "change in control" shall mean a change in control with respect to the Bank or its parent holding company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections

13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the combined voting power of the Bank or holding company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. The Executive may terminate his employment under this Agreement by giving at least ninety (90) days prior written notice to the Bank at anytime (1) within eighteen (18) months of the effective date of a "change in control", or (2) after the occurrence, at any time subsequent to a "change in control," of any of the following events, without Executive's express written consent:

                   (A) Executive is assigned to any positions, duties or responsibilities that are materially less significant than his positions, duties and responsibilities as of the time immediately prior to any change in control;

                   (B) Executive is removed from or the Board fails to re-elect Executive to any of his Corporate Position, except (1) in connection with termination of Executive's employment for cause, disability or retirement, or
(2) in connection with any change in control after which the Bank is not the continuing or surviving corporation, if the successor organization has executed an agreement as required by Section 8(i)(A) and the removal or failure to re-elect is limited to his Corporate Position with the Bank;

                   (C) Executive's Base Salary is materially reduced or the Executive experiences in any year a material reduction of the ratio of his bonus payment to his Base Salary which is greater than the average reduction in the ratio of bonus payments to base salaries in such year experienced by all other executive officers of the Bank or any other material failure by the Bank to comply with Section 4;

                   (D) Executive is transferred to a location not within a 25 mile radius of the City of LaCrosse, Wisconsin; or

                   (E) The Bank fails to obtain an agreement from any successor organization as required by Section 8(i)(A).

              (v) Suspension or Termination Required by the OTS

                   (A) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under section 8(e)(3), or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) and (g)(1), the Bank's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Bank shall (1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended and (2) reinstate any of its obligations which were suspended.

                   (B) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(4) or (g)(1) obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but vested rights of the Executive to compensation and to any benefits under the Bank's Pension Plan shall not be affected.

                   (C) If the Bank is in default as defined in section 3(x)(1) of the Federal Deposit Insurance Act, (12 U.S.C. 1813 (x)(1)) all obligations under the Agreement shall terminate as of the date of default, except that this paragraph shall not affect vested rights of the Executive under any qualified retirement plan nor, in the event the Executive terminates prior to the date of such default, the Executive's vested rights to continue to receive severance payments and benefits pursuant to Section 5(vi) of this Agreement.

                   (D) All obligations under the Agreement shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the Bank, (i) by the OTS, at the time the FDIC or Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in section 13(c) of the Federal Deposit Insurance Act; or (ii) by the OTS at the time it approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action, and the Executive shall receive the compensation and benefits set forth in section 5(vi) of this Agreement.

                   (E) In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is repealed, this section 5(v) shall cease to be effective on the effective date of such repeal. In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is amended or modified, this Agreement shall be revised to reflect the amended or modified provisions if: (1) the amended or modified provision is required to be included in this Agreement; or (2) if not so required, the Executive requests that the

Agreement be so revised.

              (vi) Termination by the Bank Other Than Due to Death, Disability, Retirement or For Cause; Termination of Executive. If this Agreement is terminated by the Bank for any reason other than death, disability, retirement or for cause as set forth in Section 5(i) or (ii), or is terminated by the Executive pursuant to Section 5(iv), then, following the Date of Termination:

                   (A) In lieu of any further salary payments to the Executive for a period subsequent to the Termination Date, the Executive shall receive severance pay in the form of payments continuing for the remaining unexpired portion of the Employment Term, fully restored as of the Termination Date, at the times provided in Section 4(i) and 4 (ii) ("Severance Payments") and based on his highest rate of Base Salary within the 3 years preceding his Termination Date and his total cash bonus paid in his most recently completed calendar year of employment. In the event of a termination as a result of a change in control, the Executive may elect to receive the Severance Payments calculated above in one lump sum, subject to any applicable limitations set forth in Section 6 below; provided that the amount of Severance Payment in connection with a change in control shall be at least equal to the particular Executive's annual compensation as of the Termination Date.

                   (B) In addition to the retirement benefits to which the Executive is entitled under the Bank's Group Pension Plan, 401(k) Plan, and ESOP, as amended from time to time (the "Retirement Plans"), the Executive shall receive as additional severance retirement benefits payable under this Agreement, which benefits (except as provided below) shall be determined in accordance with, and payable in the form and at the times provided in, the respective Retirement Plans. Such benefits shall be determined as if the Executive were fully vested under each Retirement Plan and had accumulated (after any termination under this Agreement) the additional years of credited service and/or allocations and Employer contributions under each of said Plans that he would have received had he continued in the employment of the Bank for the entire Employment Term at the levels of Base Salary and cash bonus used to calculate the Severance Payments pursuant to subsection 5(vi)(A) above.

                   (C) In addition to all other amounts payable under this
section 5, Executive shall be entitled to coverage under any group health, life, dental, or other group insurance plans (as well as under any individual life coverages provided by the Bank on Executive's behalf) for the remainder of the Employment Term upon his continued payment of any required employee contribution at the rate in effect as of his Termination Date and to receipt of all benefits otherwise payable to Executive under (i) any tax qualified Bank plan or agreement relating to pension or retirement benefits, and (ii) any other Bank plan or agreement, regardless of tax status, established to provide deferred compensation, retirement, or other benefits for the Executive.

                   (D) If Executive is under fifty-five (55) years of age on the Termination Date, Executive shall take reasonable steps to obtain employment and thereby mitigate the amount of compensation and benefits due under Section 5(vi); provided, however, that Executive shall not be required to accept a position other than one within a 25 mile radius of the City of LaCrosse, Wisconsin. If the Executive is fifty-five (55) years of age or older on the Termination Date or if Executive determines upon the advice of a qualified independent physician that he is physically or medically unable to substantially perform duties with another employer comparable to those performed by him with the Bank, the Executive shall have no obligation to seek other employment. Notwithstanding the foregoing, and regardless of age, during any portion of the Employment term remaining after the Termination Date, if the Executive becomes employed on a full-time basis by another employer, then to the extent the Executive shall receive compensation, benefits or service credit from such other employer, the aggregate amount of all compensation to be paid and benefits and service credit to be provided by the Bank under this Agreement shall be correspondingly reduced.

                   (E) The requirement for mitigation, as set forth in Section 5
(vi)(D) above, shall not apply with respect to any termination under Section 5(iv) subsequent to a change in control.

        6.      Limitations on Termination Compensation.

              (i) In the event that the severance benefits payable to the Executive under Subsection 5(vi) ("Severance Benefits"), or any other payments or benefits received or to be received by the Executive from the Bank (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Bank or any corporation ("Affiliate") affiliated with the Bank within the meaning of Section 1504 of the Internal Revenue Code of 1954, as amended (the "Code"), in the opinion of tax counsel selected by the Bank's independent auditors and acceptable to the Executive, constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three (3) times the average of the annual compensation payable to the Executive by the Bank (or an Affiliate) and includible in the Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control of the Bank occurred ("Base Amount"), such severance benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments or benefits otherwise received or to be received by the Executive from the Bank (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if (A) the Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or (B) in the opinion of such tax counsel, the Severance Benefits (in its full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the code, and such payments are deductible by the Bank. The Base Amount shall include every type and form of compensation includible in the Executive's gross income in respect of his employment by the Bank (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Bank's independent auditors in accordance with the principles of Sections 280G(b)(3) and (4) of the Code.

              (ii) Executive shall have the right to request that the Bank obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits deter- mined by such tax counsel are, in the view of the Service, "para- chute payments" under Section 280G. If a ruling is sought pursuant to the Executive's request, no severance benefits payable under this Agreement shall be made to the Executive until after fifteen (15) days from the date of such ruling. For purposes of this Subsection 6(ii), the Executive and the Bank agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under Section 280G. If the service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided under Sub-section 6(i) with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen (15) days from the date of the Service's notice indicating that no ruling would be forthcoming.

              (iii) In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

        7.      Noncompetition After Voluntary Termination And Duty of
Confidentiality.

                   (a) Noncompetition. Executive acknowledges that the development of personal contacts and relationships is an essential element of the Bank's business, that the Bank has invested considerable time and money in his development of such contacts and relationships, that the Bank could suffer tirreparable harm if he were to leave employment and solicit the business of Bank's customers, and that it is reasonable to protect the Bank against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), or upon expiration of this Agreement as a result of Executive's election not to continue automatic annual renewals, Executive shall not accept employment in La Crosse, Dane or St. Croix counties with any Significant Competitor of the Bank for a period of eighteen (18) months following such termination. For purposes of this Agreement, the term Significant Competitor means any financial institution including, but not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment or during the period of this covenant not to compete, (i) maintains a home, branch or other office in any of said counties, or (ii) has originated within any of said counties $10,000,000 or more in residential mortgage loans during any consecutive twelve (12) month period within the thirty-six (36) months prior to Executive's termination and inclusive of the period covered by this covenant.

                   Executive agrees that the non-competition provisions set forth herein are necessary for the protection of the Bank and are reasonably limited as to (i) the scope of activities affected, (ii) their duration and geographic scope, and (iii) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and the Bank brings legal action for injunctive or other relief, the Bank shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date such relief is granted, but reduced by any period between commencement of the period and the date of the first violation. In addition to such other relief as may be awarded, if the Bank is the prevailing party it shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in enforcing its rights hereunder.

                   (b) Duty of Confidentiality. Executive acknowledges that he will, as the result of services performed on behalf of the Bank, obtain or otherwise become aware of confidential and/or proprietary information regarding the Bank's affairs, including, but not limited to, information relative to (i) customers, customer accounts and customer lists, (ii) marketing, (iii) customer development strategies, (iv) financial and economic plans and projections, and
(v) other similar information. Executive agrees that following termination of his employment for any reason, he will treat all such matters as confidential and will refrain both from divulging such information in any manner and from the use of such information for his benefit or for the benefit of any employer (regardless of whether such employer would constitute a Significant Competitor under this Agreement) or third-party.

        8.      General Provisions.

              (i) Successors; Binding Agreement.

                   (A) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank ("successor organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession had taken place. As used in this Agreement, "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 8 or which otherwise becomes bound by the terms and provisions of this Agreement by operation of this Agreement or law. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive as his exclusive remedy to compensation from the Bank in the same amount and on the same terms as he would be entitled to under this agreement if he terminated his employment under Section 5(iv). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                   (B) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferrable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of the Executive.

                   (C) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Executive and his heirs, beneficiaries and personal representatives and the Bank and any successor organization.

              (ii) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

              If to the Bank:

              605 State Street
              LaCrosse, WI 54601
              Attn:  Secretary

or if to Executive at the address set forth below the Executive's signature line of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

              (iii) Expenses. If any legal proceeding is necessary to enforce or interpret this Agreement, or to recover damages for breach of it, the prevailing party, shall be entitled to recover from the other party reasonable attorneys' fees and necessary costs and disbursements incurred in such litigation, in addition to any other relief to which such prevailing party may be entitled.

              Notwithstanding the foregoing, in the event of a legal proceeding to enforce or interpret the terms of this Agreement following a change in control, Executive shall be entitled to recover from Bank, regardless of the outcome of said action, necessary costs and disbursements incurred together with actual attorney's fees up to the greater of (A) $25,000, or (B) thirty percent (30%) of the amount in dispute between the parties [which amount, for purposes of this Agreement, shall be deemed to be the difference between the highest written settlement offer from the Bank and the lowest written settlement offer (exclusive of any claim for consequential, punitive, or other forms or amounts of damages not based on specific contract terms) from Executive]. Recovery by Executive of attorneys fees and costs as provided herein following a change in control shall be in addition to any other relief to which Executive may be entitled.

              (iv) Withholding. The Bank shall be entitled to withhold from amounts to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes of charges which it is from time to time required to withhold. the Bank shall be entitled to rely on an opinion of counsel if any question as to the amount or requirement of any such withholding shall arise.

              (v) Miscellaneous. No provision of this Agreement may be amended, waived or discharged unless such amendment, waiver or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

              (vi) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

              (vii) Counterparts. This Agreement may be executed in several counterparts, each of which together will constitute one and the same instrument.

              (viii) Headings. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

              (ix) Effective Date. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                   Executive:



                                   ------------------------------------
                                   Joseph M. Konradt

                                   ------------------------------------

                                   ------------------------------------
                                   (Address)



                                   First Federal Savings Bank,
                                   LaCrosse-Madison
                                   (CORPORATE SEAL)


                                   By:
                                      ---------------------------------


                                   By:
                                      ----------------------------------

                              EMPLOYMENT AGREEMENT
                       (As Amended Effective July 1, 1994)


        THIS EMPLOYMENT AGREEMENT is made effective as of this 1st day of July, 1994, by and between First Federal Savings Bank, LaCrosse-Madison, a federally-chartered savings bank (the "Bank"), and Jack C. Rusch (the "Executive").

        WHEREAS, Executive has been employed by the Bank for a number of years, and currently serves as its Executive Vice President, Treasurer, and Finance and Administrative Division Manager ("Corporate Position"); and

        WHEREAS, Executive possesses an intimate knowledge of the business and affairs of the Bank, including its policies, markets and financial and human resources; and

        WHEREAS, the Board of Directors of the Bank (the "Board"), recognizes that Executive's contribution to the growth and success of the Bank has been substantial and desires to assure the Bank of Executive's continued employment in an executive capacity and to compensate him therefore; and

        WHEREAS, Executive is desirous of committing himself to serve the Bank on the terms provided in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the Bank and Executive agree as follows:

        1. Employment. Bank shall continue to employ Executive and Executive shall continue to serve Bank under the terms and conditions of this Agreement (which terms and conditions are intended to amend and supercede the agreement of July 1, 1987 as previously in effect between the parties), for the period stated in paragraph 2 below.

        2. Term of Employment. The period of Executive's employment under this Agreement shall commence on the date set forth above ("Commencement Date") and shall expire on the third annual anniversary of said Commencement Date, unless sooner terminated as provided herein. Effective as of any annual anniversary of the Commencement Date during the term of this Agreement, the term of employment hereunder may be extended by the action of the Bank's Board of Directors to add one additional year to the then remaining term of employment hereunder so that said term is annually restored to a full three-year term. The Board of Directors or the Executive shall each provide the other with at least forty-five (45) days' advance written notice of any decision on their respective parts not to extend the Agreement on the anniversary date. The term of employment under this

Agreement, as in effect from time to time, shall be referred to as the "Employment Term."

        3. Position and Duties. Subject to Section 5(iv)(B), the Executive shall serve in his Corporate Position, reporting to the President, and shall have supervision and control over, and responsibility for, the finance and administration of the Bank and shall have such other powers and duties as may from time to time be prescribed by the President, provided that such duties are consistent with his present duties and with the Executive's position as an executive officer of the Bank. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Bank.

        4. Compensation. As compensation for the services to be provided pursuant to this Agreement, Executive shall receive from Bank the compensation and other benefits set forth below:

              (i) Base Salary. During the Employment Term the Executive shall receive a base salary ("Base Salary") in such amount as may from time to time be approved by the Board. The Base Salary shall at no time be less than the annual base salary payable to the Executive on the date of this Agreement. Any increase in Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Bank under this Agreement and, once established at an increased specified rate, Executive's Base Salary under this Agreement shall not thereafter be reduced. Executive's Base Salary and other compensation shall be paid in accordance with the Bank's regular payroll practices, as from time to time in effect.

              (ii) Bonus Payments. In addition to Base Salary, Executive shall be entitled during the Employment Term to receive such bonus payments as the Board may determine in accordance with the Bank's Management Incentive Plan (the "Incentive Plan") in effect on the date of this Agreement or as the same may be amended or modified from time to time for the Bank's executive officers.

              (iii) Other Benefits. During the Employment Term the Bank shall provide to Executive all other benefits of employment generally made available to the Bank's executive officers as in effect with other plans or arrangements providing Executive with at least equivalent benefits thereunder. Executive shall be entitled to participate in or receive benefits under any group health and life insurance plan, pension plan, stock purchase, incentive savings, stock option, restricted stock, stock appreciation rights and any other similar plans or arrangements presently or hereafter made available by the Bank to its executive officers (collectively the "Benefit Plans"), subject to and on a basis consistent with the terms, conditions and overall administration of such Benefit Plans. Executive shall be entitled to vacations and perquisites in accordance with the Bank's policies as in effect from time to time for its executive officers.

        5. Termination. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon the occurrence of any of the events described below. In case of such termination, the date on which Executive ceases to be employed under this Agreement, after giving effect to any prior notice requirement set forth below, is referred to as the "Termination Date."

              (i) Death; Disability; Retirement. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, the term "disability" shall mean Executive's inability, as a result of physical or mental incapacity, to substantially perform his duties with the Bank for a period of 180 consecutive days. Any question as to the existence of Executive's disability upon which the Executive and the Bank cannot agree shall be determined by a qualified independent physician mutually agreeable to Executive and the Bank or, if the parties are unable to agree upon a physician within ten (10) days after notice from either to the other suggesting a physician, by a physician designated by the then president of the medical society for the county in which Executive maintains his principal residence, upon the request of either party. The costs of any such medical examination shall be borne by the Bank. If Executive is terminated due to disability he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for the remainder of the Employment Term, payable in substantially equal monthly installments less, in each case, any disability payments otherwise payable under plans provided by the Bank for disability or any governmental social security or workers compensation program, and actually paid to Executive in substantially equal monthly installments.

              As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any retirement plan of the Bank generally applicable to its executive officers or in accordance with any retirement arrangement established with Executive's consent with respect to Executive.

              If termination occurs for such reason, no additional compensation shall be payable to the Executive under this Agreement except as specifically provided in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the date of death, disability or retirement.

              (ii) Cause. The Bank may terminate the Executive's employment under this Agreement for Cause at any time, and thereafter the Bank's obligations under this Agreement shall cease and terminate. Notwithstanding anything to the contrary contained in this Agreement, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date. For purposes of this Agreement, "Cause" shall mean (A) the willful and continued failure by Executive to substantially perform his duties with the Bank (other than failure resulting from the Executive's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes Executive has not substantially performed his duties,
(B) any willful act of misconduct by Executive which is materially injurious to the Bank, monetarily or otherwise, (C) a criminal conviction of Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States, (D) a criminal conviction of the Executive for the commission of any felony, (E) a willful breach of fiduciary duty involving personal profit, (F) a willful violation of any law, rule or regulation or final cease and desist order where such violations materially, adversely, affect the Bank, (G) incompetence, personal dishonesty or material breach of any provision of this Agreement which would have a material adverse impact on the Bank. For purposes of this Subsection 5(ii), no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

              (iii) Voluntary Termination by Executive. Executive may voluntarily terminate his employment under this Agreement at any time by giving at least forty-five (45) days prior written notice to the Bank. In such event, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date.

              (iv) Termination by Executive After Change in Control. For purposes of this Agreement, a "change in control" shall mean a change in control with respect to the Bank or its parent holding company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the combined voting power of the Bank or holding company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. The Executive may terminate his employment under this Agreement by giving at least ninety (90) days prior written notice to the Bank at anytime (1) within eighteen (18) months of the effective date of a "change in control", or (2) after the occurrence, at any time subsequent to a "change in control," of any of the following events, without Executive's express written consent:

                   (A) Executive is assigned to any positions, duties or responsibilities that are less significant than his positions, duties and responsibilities as of the time immediately prior to any change in control;

                   (B) Executive is removed from or the Board fails to re-elect Executive to any of his Corporate Position, except (1) in connection with termination of Executive's employment for cause, disability or retirement, or
(2) in connection with any change in control after which the Bank is not the continuing or surviving corporation, if the successor organization has executed an agreement as required by Section 8(i)(A) and the removal or failure to re-elect is limited to his Corporate Position with the Bank;

                   (C) Executive's Base Salary is materiallly reduced or the Executive experiences in any year a material reduction of the ratio of his bonus payment to his Base Salary which is greater than the average reduction in the ratio of bonus payments to base salaries in such year experienced by all other executive officers of the Bank or any other material failure by the Bank to comply with Section 4;

                   (D) Executive is transferred to a location not within a 25 mile radius of the City of LaCrosse, Wisconsin; or

                   (E) The Bank fails to obtain an agreement from any successor organization as required by Section 8(i)(A).

              (v)      Suspension or Termination Required by the OTS

                   (A) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under section 8(e)(3), or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) and (g)(1), the Bank's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Bank shall
(1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended and (2) reinstate any of its obligations which were suspended.

                   (B) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(4) or (g)(1) obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but vested rights of the Executive to compensation and to any benefits under the Bank's Pension Plan shall not be affected.

                   (C) If the Bank is in default as defined in section 3(x)(1) of the Federal Deposit Insurance Act, (12 U.S.C. 1813 (x)(1))all obligations under the Agreement shall terminate as of the date of default, except that this paragraph shall not affect any vested rights of the Executive under any qualified retirement plan nor, in the event the Executive terminates prior to the date of such default, the Executive's vested rights to continue to receive severance payments and benefits pursuant to section 5(vi) of this Agreement.

                   (D) All obligations under the Agreement shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the Bank, (i) by the OTS, at the time the FDIC or Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in section 13(c) of the Federal Deposit Insurance Act; or (ii) by the OTS at the time it approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action, and the Executive shall receive the compensation and benefits set forth in section 5(vi) of this Agreement.

                   (E) In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is repealed, this section 5(v) shall cease to be effective on the effective date of such repeal. In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is amended or modified, this Agreement shall be revised to reflect the amended or modified provisions if: (1) the amended or modified provision is required to be included in this Agreement; or (2) if not so required, the Executive requests that the Agreement be so revised.

              (vi) Termination by the Bank Other Than Due to Death, Disability, Retirement or For Cause; Termination of Executive. If this Agreement is terminated by the Bank for any reason other than death, disability, retirement or for cause as set forth in Section 5(i) or (ii), or is terminated by the Executive pursuant to Section 5(iv), then, following the Date of Termination:

                   (A) In lieu of any further salary payments to the Executive for a period subsequent to the Termination Date, the Executive shall receive severance pay in the form of payments continuing for the remaining unexpired portion of the Employment Term, fully restored as of the Termination Date, at the times provided in Section 4(i) and 4 (ii) ("Severance Payments") and based on his highest rate of Base Salary within the 3 years preceding his Termination Date and his total cash bonus paid in his most recently completed calendar year of employment. In the event of a termination as a result of a change in control, the Executive may elect to receive the Severance Payments calculated above in one lump-sum, subject to any applicable limitations set forth in Section 6 below; provided that the amount of Severance Payment in connection with a change in control shall be at least equal to the particular Executive's annual compensation as of the Termination Date.

                   (B) In addition to the retirement benefits to which the Executive is entitled under the Bank's Group Pension Plan, 401(k) Plan, and ESOP, as amended from time to time (the "Retirement Plans"), the Executive shall receive additional severance retirement benefits payable under this Agreement, which benefits (except as provided below) shall be determined in accordance with, and payable in the form and at the times provided in, the respective Retirement Plans. Such benefits shall be determined as if the Executive were fully vested under each Retirement Plan and had accumulated (after any termination under this Agreement) the additional years of credited service and/or allocations and Employer contributions under each of said Plans that he would have received had he continued in the employment of the Bank for the entire Employment Term at the levels of Base Salary and cash bonus used to calculate the Severance Payments pursuant to subsection 5(vi)(A) above.

                   (C) In addition to all other amounts payable under this
section 5, Executive shall be entitled to coverage under any group health, life, dental, or other group insurance plans (as well as under any individual life coverages provided by the Bank on Executive's behalf) for the remainder of the Employment Term upon his continued payment of any required employee contribution at the rate in effect as of his Termination Date and to receipt of all benefits otherwise payable to Executive under (i) any tax qualified Bank plan or agreement relating to pension or retirement benefits, and (ii) any other Bank plan or agreement, regardless of tax status, established to provide deferred compensation, retirement, or other benefits for the Executive.

                   (D) If Executive is under fifty-five (55) years of age on the Termination Date, Executive shall take reasonable steps to obtain employment and thereby mitigate the amount of compensation and benefits due under Section 5(vi); provided, however, that Executive shall not be required to accept a position other than one within a 25 mile radius of the City of LaCrosse, Wisconsin. If the Executive is fifty-five (55) years of age or older on the Termination Date or if Executive determines upon the advice of a qualified independent physician that he is physically or medically unable to substantially perform duties with another employer comparable to those performed by him with the Bank, the Executive shall have no obligation to seek other employment. Notwithstanding the foregoing, and regardless of age, during any portion of the Employment term remaining after the Termination Date, if the Executive becomes employed on a full-time basis by another employer, then to the extent the Executive shall receive compensation, benefits or service credit from such other employer, the aggregate amount of all compensation to be paid and benefits and service credit to be provided by the Bank under this Agreement shall be correspondingly reduced.

                   (E) The requirement for mitigation, as set forth in Section 5
(vi)(D) above, shall not apply with respect to any termination under Section 5(iv) subsequent to a change in control.

        6.      Limitations on Termination Compensation.

              (i) In the event that the severance benefits payable to the Executive under Subsection 5(vi) ("Severance Benefits"), or any other payments or benefits received or to be received by the Executive from the Bank (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Bank or any corporation ("Affiliate") affiliated with the Bank within the meaning of Section 1504 of the Internal Revenue Code of 1954, as amended (the "Code"), in the opinion of tax counsel selected by the Bank's independent auditors and acceptable to the Executive, constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three (3) times the average of the annual compensation payable to the Executive by the Bank (or an Affiliate) and includible in the Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control of the Bank occurred ("Base Amount"), such severance benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments or benefits otherwise received or to be received by the Executive from the Bank (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if
(A) the Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or
(B) in the opinion of such tax counsel, the Severance Benefits (in its full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the code, and such payments are deductible by the Bank. The Base Amount shall include every type and form of compensation includible in the Executive's gross income in respect of his employment by the Bank (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Bank's independent auditors in accordance with the principles of Sections 280G(b)(3) and (4) of the Code.

              (ii) Executive shall have the right to request that the Bank obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to the Executive's request, no severance benefits payable under this Agreement shall be made to the Executive until after fifteen (15) days from the date of such ruling. For purposes of this Subsection 6(ii), the Executive and the Bank agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under Section 280G. If the service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided under Subsection 6(i) with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen (15) days from the date of the Service's notice indicating that no ruling would be forthcoming.

              (iii) In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

        7.      Noncompetition After Voluntary Termination And Duty of
Confidentiality.

              (a) Noncompetition. Executive acknowledges that the development of personal contacts and relationships is an essential element of the Bank's business, that the Bank has invested considerable time and money in his development of such contacts and relationships, that the Bank could suffer irreparable harm if he were to leave employment and solicit the business of Bank's customers, and that it is reasonable to protect the Bank against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), or upon expiration of this Agreement as a result of Executive's election not to continue automatic annual renewals, Executive shall not accept employment in La Crosse, Dane or St. Croix counties with any Significant Competitor of the Bank for a period of eighteen (18) months following such termination. For purposes of this Agreement, the term Significant Competitor means any financial institution including, but not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment or during the period of this covenant not to compete, (i) maintains a home, branch or other office in any of said counties, or (ii) has originated within any of said counties $10,000,000 or more in residential mortgage loans during any consecutive twelve (12) month period within the thirty-six (36) months prior to Executive's termination and inclusive of the period covered by this covenant.

              Executive agrees that the non-competition provisions set forth herein are necessary for the protection of the Bank and are reasonably limited as to (i) the scope of activities affected, (ii) their duration and geographic scope, and (iii) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and the Bank brings legal action for injunctive or other relief, the Bank shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date such relief is granted, but reduced by any period between commencement of the period and the date of the first violation. In addition to such other relief as may be awarded, if the Bank is the prevailing party it shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in enforcing its rights hereunder.

              (b) Duty of Confidentiality. Executive acknowledges that he will, as the result of services performed on behalf of the Bank, obtain or otherwise become aware of confidential and/or proprietary information regarding the Bank's affairs, including, but not limited to, information relative to (i) customers, customer accounts and customer lists, (ii) marketing, (iii) customer development strategies, (iv) financial and economic plans and projections, and (v) other similar information. Executive agrees that following termination of his employment for any reason, he will treat all such matters as confidential and will refrain both from divulging such information in any manner and from the use of such information for his benefit or for the benefit of any employer (regardless of whether such employer would constitute a Significant Competitor under this Agreement) or third-party.

        8.      General Provisions.

              (i) Successors; Binding Agreement.

                   (A) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank ("successor organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession had taken place. As used in this Agreement, "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 8 or which otherwise becomes bound by the terms and provisions of this Agreement by operation of this Agreement or law. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive as his exclusive remedy to compensation from the Bank in the same amount and on the same terms as he would be entitled to under this agreement if he terminated his employment under Section 5(iv). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                   (B) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferrable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of the Executive.

                   (C) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Executive and his heirs, beneficiaries and personal representatives and the Bank and any successor organization.

              (ii) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                If to the Bank:

                605 State Street
                LaCrosse, WI 54601
                Attn:    Secretary

or if to Executive at the address set forth below the Executive's signature line of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

              (iii) Expenses. If any legal proceeding is necessary to enforce or interpret this Agreement, or to recover damages for breach of it, the prevailing party, shall be entitled to recover from the other party reasonable attorneys' fees and necessary costs and disbursements incurred in such litigation, in addition to any other relief to which such prevailing party may be entitled.

              Notwithstanding the foregoing, in the event of a legal proceeding to enforce or interpret the terms of this Agreement following a change in control, Executive shall be entitled to recover from Bank, regardless of the outcome of said action, necessary costs and disbursements incurred together with actual attorney's fees up to the greater of (A) $25,000, or (B) thirty percent (30%) of the amount in dispute between the parties [which amount, for purposes of this Agreement, shall be deemed to be the difference between the highest written settlement offer from the Bank and the lowest written settlement offer (exclusive of any claim for consequential, punitive, or other forms or amounts of damages not based on specific contract terms) from Executive]. Recovery by Executive of attorneys fees and costs as provided herein following a change in control shall be in addition to any other relief to which Executive may be entitled.

              (iv) Withholding. The Bank shall be entitled to withhold from amounts to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes of charges which it is from time to time required to withhold. the Bank shall be entitled to rely on an opinion of counsel if any question as to the amount or requirement of any such withholding shall arise.

              (v) Miscellaneous. No provision of this Agreement may be amended, waived or discharged unless such amendment, waiver or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

              (vi) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

              (vii) Counterparts. This Agreement may be executed in several counterparts, each of which together will constitute one and the same instrument.

              (viii) Headings. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

              (ix) Effective Date. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                            Executive:  Milne J. Duncan


                                            ------------------------------------

                                            ------------------------------------
                                            (Address)


                                            First Federal Savings Bank,
                                                              LaCrosse-Madison
                                               (CORPORATE SEAL)



                                            By:
                                               ---------------------------------



                                            By:
                                               ---------------------------------

                              EMPLOYMENT AGREEMENT
                       (As Amended Effective July 1, 1994)



        THIS EMPLOYMENT AGREEMENT is made effective as of this 1st day of July, 1994, by and between First Federal Savings Bank, LaCrosse-Madison, a federally-chartered savings bank (the "Bank"), and Robert P. Abell (the "Executive").

        WHEREAS, Executive has been employed by the Bank for a number of years, and currently serves as its Senior Vice President and Commercial Real Estate Lending Division Manager ("Corporate Position"); and

        WHEREAS, Executive possesses an intimate knowledge of the business and affairs of the Bank, including its policies, markets and financial and human resources; and

        WHEREAS, the Board of Directors of the Bank (the "Board"), recognizes that Executive's contribution to the growth and success of the Bank has been substantial and desires to assure the Bank of Executive's continued employment in an executive capacity and to compensate him therefore; and

        WHEREAS, Executive is desirous of committing himself to serve the Bank on the terms provided in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the Bank and Executive agree as follows:

        1. Employment. Bank shall continue to employ Executive and Executive shall continue to serve Bank under the terms and conditions of this Agreement (which terms and conditions are intended to amend and supercede the agreement of July 1, 1987 as previously in effect between the parties), for the period stated in paragraph 2 below.

        2. Term of Employment. The period of Executive's employment under this Agreement shall commence on the date set forth above ("Commencement Date") and shall expire on the second annual anniversary of said Commencement Date, unless sooner terminated as provided herein. Effective as of any annual anniversary of the Commencement Date during the term of this Agreement, the term of employment hereunder may be extended by the action of the Bank's Board of Directors to add one additional year to the then remaining term of employment hereunder so that said term is annually restored to a full two-year term. The Board of Directors or the Executive shall each provide the other with at least forty-five (45) days' advance written notice of any decision on their respective parts not to extend the Agreement on the anniversary date. The term of employment under this Agreement, as in effect from time to time, shall be referred to as the "Employment Term."

        3. Position and Duties. Subject to Section 5(iv)(B), the Executive shall serve in his Corporate Position, reporting to the President, and shall have supervision and control over, and responsibility for, commercial and real estate lending functions of the Bank and shall have such other powers and duties as may from time to time be prescribed by the President, provided that such duties are consistent with his present duties and with the Executive's position as an executive officer of the Bank. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Bank.

        4. Compensation. As compensation for the services to be provided pursuant to this Agreement, Executive shall receive from Bank the compensation and other benefits set forth below:

           (i) Base Salary. During the Employment Term the Executive shall receive a base salary ("Base Salary") in such amount as may from time to time be approved by the Board. The Base Salary shall at no time be less than the annual base salary payable to the Executive on the date of this Agreement. Any increase in Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Bank under this Agreement and, once established at an increased specified rate, Executive's Base Salary under this Agreement shall not thereafter be reduced. Executive's Base Salary and other compensation shall be paid in accordance with the Bank's regular payroll practices, as from time to time in effect.

           (ii) Bonus Payments. In addition to Base Salary, Executive shall be entitled during the Employment Term to receive such bonus payments as the Board may determine in accordance with the Bank's Management Incentive Plan (the "Incentive Plan") in effect on the date of this Agreement or as the same may be amended or modified from time to time for the Bank's executive officers.

           (iii) Other Benefits. During the Employment Term the Bank shall provide to Executive all other benefits of employment generally made available to the Bank's executive officers as in effect with other plans or arrangements providing Executive with at least equivalent benefits thereunder. Executive shall be entitled to participate in or receive benefits under any group health and life insurance plan, pension plan, stock purchase, incentive savings, stock option, restricted stock, stock appreciation rights and any other similar plans or arrangements presently or hereafter made available by the Bank to its executive officers (collectively the "Benefit Plans"), subject to and on a basis consistent with the terms, conditions and overall administration of such Benefit Plans. Executive shall be entitled to vacations and perquisites in accordance with the Bank's policies as in effect from time to time for its executive officers.

        5. Termination. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon the occurrence of any of the events described below. In case of such termination, the date on which Executive ceases to be employed under this Agreement, after giving effect to any prior notice requirement set forth below, is referred to as the "Termination Date."

           (i) Death; Disability; Retirement. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, the term "disability" shall mean Executive's inability, as a result of physical or mental incapacity, to substantially perform his duties with the Bank for a period of 180 consecutive days. Any question as to the existence of Executive's disability upon which the Executive and the Bank cannot agree shall be determined by a qualified independent physician mutually agreeable to Executive and the Bank or, if the parties are unable to agree upon a physician within ten (10) days after notice from either to the other suggesting a physician, by a physician designated by the then president of the medical society for the county in which Executive maintains his principal residence, upon the request of either party. The costs of any such medical examination shall be borne by the Bank. If Executive is terminated due to disability he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for the remainder of the Employment Term, payable in substantially equal monthly installments less, in each case, any disability payments otherwise payable under plans provided by the Bank for disability or any governmental social security or workers compensation program, and actually paid to Executive in substantially equal monthly installments.

           As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any retirement plan of the Bank generally applicable to its executive officers or in accordance with any retirement arrangement established with Executive's consent with respect to Executive.

           If termination occurs for such reason, no additional compensation shall be payable to the Executive under this Agreement except as specifically provided in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the date of death, disability or retirement.

           (ii) Cause. The Bank may terminate the Executive's employment under this Agreement for Cause at any time, and thereafter the Bank's obligations under this Agreement shall cease and terminate. Notwithstanding anything to the contrary contained in this Agreement, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 through the Termination Date and, in addition, shall receive all benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date. For purposes of this Agreement, "Cause" shall mean (A) the willful and continued failure by Executive to substantially perform his duties with the Bank (other than failure resulting from the Executive's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes Executive has not substantially performed his duties, (B) any willful act of misconduct by Executive which is materially injurious to the Bank, monetarily or otherwise, (C) a criminal conviction of Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States, (D) a criminal conviction of the Executive for the commission of any felony, (E) a willful breach of fiduciary duty involving personal profit, (F) a willful violation of any law, rule or regulation or final cease and desist order where such violations materially, adversely, affect the Bank, (G) incompetence, personal dishonesty or material breach of any provision of this Agreement which would have a material adverse impact on the Bank. For purposes of this Subsection 5(ii), no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

           (iii) Voluntary Termination by Executive. Executive may voluntarily terminate his employment under this Agreement at any time by giving at least forty-five (45) days prior written notice to the Bank. In such event, Executive shall receive all compensation and other benefits to which he was entitled under
Section 4 through the Termination Date and, in addition, shall receive all other benefits available to him under the Bank's Benefit Plans as in effect on the Termination Date.

           (iv) Termination by Executive After Change in Control. For purposes of this Agreement, a "change in control" shall mean a change in control with respect to the Bank or its parent holding company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor thereto; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the combined voting power of the Bank or holding company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. The Executive may terminate his employment under this Agreement by giving at least ninety (90) days prior written notice to the Bank at anytime (1) within eighteen (18) months of the effective date of a "change in control", or (2) after the occurrence, at any time subsequent to a "change in control," of any of the following events, without Executive's express written consent:

                 (A) Executive is assigned to any positions, duties or responsibilities that are less significant than his positions, duties and responsibilities as of the time immediately prior to any change in control;

                 (B) Executive is removed from or the Board fails to re-elect Executive to any of his Corporate Position, except (1) in connection with termination of Executive's employment for cause, disability or retirement, or
(2) in connection with any change in control after which the Bank is not the continuing or surviving corporation, if the successor organization has executed an agreement as required by Section 8(i)(A) and the removal or failure to re-elect is limited to his Corporate Position with the Bank;

                 (C) Executive's Base Salary is materially reduced or the Executive experiences in any year a material reduction of the ratio of his bonus payment to his Base Salary which is greater than the average reduction in the ratio of bonus payments to base salaries in such year experienced by all other material executive officers of the Bank or any other failure by the Bank to comply with Section 4;

                 (D) Executive is transferred to a location not within a 25 mile radius of the City of LaCrosse, Wisconsin; or

                 (E) The Bank fails to obtain an agreement from any successor organization as required by Section 8(i)(A).

                 (v)   Suspension or Termination Required by the OTS

                       (A) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under section 8(e)(3), or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) and (g)(1), the Bank's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Bank shall (1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended and (2) reinstate any of its obligations which were suspended.

                       (B) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(4) or (g)(1) obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but vested rights of the Executive to compensation and to any benefits under the Bank's Pension Plan shall not be affected.

                       (C) If the Bank is in default as defined in section 3(x)(1) of the Federal Deposit Insurance Act, (12 U.S.C. 1813 (x)(1)) all obligations under the Agreement shall terminate as of the date of default, except that this paragraph shall not affect any vested rights of the Executive under any qualified retirement plan nor, in the event the Executive terminates prior to the date of such default, the Executive's vested rights to continue to receive severance payments and benefits pursuant to section 5(vi) of this Agreement.

                       (D) All obligations under the Agreement shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the Bank, (i) by the OTS, at the time the FDIC or Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in section 13(c) of the Federal Deposit Insurance Act; or (ii) by the OTS at the time it approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action, and the Executive shall receive the compensation and benefits set forth in section 5(vi) of this Agreement.

                       (E) In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is repealed, this section 5(v) shall cease to be effective on the effective date of such repeal. In the event that 12 C.F.R. ss. 563.39, or any successor regulation, is amended or modified, this Agreement shall be revised to reflect the amended or modified provisions if: (1) the amended or modified provision is required to be included in this Agreement; or (2) if not so required, the Executive requests that the Agreement be so revised.

                 (vi) Termination by the Bank Other Than Due to Death, Disability, Retirement or For Cause; Termination of Executive. If this Agreement is terminated by the Bank for any reason other than death, disability, retirement or for cause as set forth in Section 5(i) or (ii), or is terminated by the Executive pursuant to Section 5(iv), then, following the Date of
Termination:

                       (A) In lieu of any further salary payments to the Executive for a period subsequent to the Termination Date, the Executive shall receive severance pay in the form of payments continuing for the remaining unexpired portion of the Employment Term, fully restored as of the Termination Date, at the times provided in Section 4(i) and 4(ii) ("Severance Payments") and based on his highest rate of Base Salary within the 3 years preceding his Termination Date and his total cash bonus paid in his most recently completed calendar year of employment. In the event of a termination as a result of a change in control, the Executive may elect to receive the Severance Payments calculated above in one lump-sum, subject to any applicable limitations set forth in Section 6 below; provided that the amount of Severance Payment in connection with a change in control shall be at least equal to the particular Executive's annual compensation as of the Termination Date.

                       (B) In addition to the retirement benefits to which the Executive is entitled under the Bank's Group Pension Plan, 401(k) Plan, and ESOP, as amended from time to time (the "Retirement Plans"), the Executive shall receive additional severance retirement benefits payable under this Agreement, which benefits (except as provided below) shall be determined in accordance with, and payable in the form and at the times provided in, the respective Retirement Plans. Such benefits shall be determined as if the Executive were fully vested under each Retirement Plan and had accumulated (after any termination under this Agreement) the additional years of credited service and/or allocations and Employer contributions under each of said Plans that he would have received had he continued in the employment of the Bank for the entire Employment Term at the levels of Base Salary and cash bonus used to calculate the Severance Payments pursuant to subsection 5(vi)(A) above.

                       (C)  In addition to all other amounts payable under this
section 5, Executive shall be entitled to coverage under any group health, life, dental, or other group insurance plans (as well as under any individual life coverages provided by the Bank on Executive's behalf) for the remainder of the Employment Term upon his continued payment of any required employee contribution at the rate in effect as of his Termination Date and to receipt of all benefits otherwise payable to Executive under (i) any tax qualified Bank plan or agreement relating to pension or retirement benefits, and (ii) any other Bank plan or agreement, regardless of tax status, established to provide deferred compensation, retirement, or other benefits for the Executive.

                       (D) If Executive is under fifty-five (55) years of age on the Termination Date, Executive shall take reasonable steps to obtain employment and thereby mitigate the amount of compensation and benefits due under Section 5(vi); provided, however, that Executive shall not be required to accept a position other than one within a 25 mile radius of the City of LaCrosse, Wisconsin. If the Executive is fifty-five (55) years of age or older on the Termination Date or if Executive determines upon the advice of a qualified independent physician that he is physically or medically unable to substantially perform duties with another employer comparable to those performed by him with the Bank, the Executive shall have no obligation to seek other employment. Notwithstanding the foregoing, and regardless of age, during any portion of the Employment term remaining after the Termination Date, if the Executive becomes employed on a full-time basis by another employer, then to the extent the Executive shall receive compensation, benefits or service credit from such other employer, the aggregate amount of all compensation to be paid and benefits and service credit to be provided by the Bank under this Agreement shall be correspondingly reduced.

                       (E)  The requirement for mitigation, as set forth in
Section 5(vi)(D) above, shall not apply with respect to any termination under
Section 5(iv) subsequent to a change in control.

        6. Limitations on Termination Compensation.

           (i) In the event that the severance benefits payable to the Executive under Subsection 5(vi) ("Severance Benefits"), or any other payments or benefits received or to be received by the Executive from the Bank (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Bank or any corporation ("Affiliate") affiliated with the Bank within the meaning of Section 1504 of the Internal Revenue Code of 1954, as amended (the "Code"), in the opinion of tax counsel selected by the Bank's independent auditors and acceptable to the Executive, constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three (3) times the average of the annual compensation payable to the Executive by the Bank (or an Affiliate) and includible in the Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control of the Bank occurred ("Base Amount"), such severance benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments or benefits otherwise received or to be received by the Executive from the Bank (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if
(A) the Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or
(B) in the opinion of such tax counsel, the Severance Benefits (in its full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the code, and such payments are deductible by the Bank. The Base Amount shall include every type and form of compensation includible in the Executive's gross income in respect of his employment by the Bank (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Bank's independent auditors in accordance with the principles of Sections 280G(b)(3) and (4) of the Code.

           (ii) Executive shall have the right to request that the Bank obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to the Executive's request, no severance benefits payable under this Agreement shall be made to the Executive until after fifteen (15) days from the date of such ruling. For purposes of this Subsection 6(ii), the Executive and the Bank agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under Section 280G. If the service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided under Subsection 6(i) with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen (15) days from the date of the Service's notice indicating that no ruling would be forthcoming.

           (iii) In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

        7. Noncompetition After Voluntary Termination And Duty of
Confidentiality.

           (a) Noncompetition. Executive acknowledges that the development of personal contacts and relationships is an essential element of the Bank's business, that the Bank has invested considerable time and money in his development of such contacts and relationships, that the Bank could suffer irreparable harm if he were to leave employment and solicit the business of Bank's customers, and that it is reasonable to protect the Bank against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), or upon expiration of this Agreement as a result of Executive's election not to continue automatic annual renewals, Executive shall not accept employment in La Crosse, Dane or St. Croix counties with any Significant Competitor of the Bank for a period of eighteen (18) months following such termination. For purposes of this Agreement, the term Significant Competitor means any financial institution including, but not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment or during the period of this covenant not to compete, (i) maintains a home, branch or other office in any of said counties, or (ii) has originated within any of said counties $10,000,000 or more in residential mortgage loans during any consecutive twelve (12) month period within the thirty-six (36) months prior to Executive's termination and inclusive of the period covered by this covenant.

           Executive agrees that the non-competition provisions set forth herein are necessary for the protection of the Bank and are reasonably limited as to
(i) the scope of activities affected, (ii) their duration and geographic scope, and (iii) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and


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


the Bank brings legal action for injunctive or other relief, the Bank shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date such relief is granted, but reduced by any period between commencement of the period and the date of the first violation. In addition to such other relief as may be awarded, if the Bank is the prevailing party it shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in enforcing its rights hereunder.

           (b) Duty of Confidentiality. Executive acknowledges that he will, as the result of services performed on behalf of the Bank, obtain or otherwise become aware of confidential and/or proprietary information regarding the Bank's affairs, including, but not limited to, information relative to (i) customers, customer accounts and customer lists, (ii) marketing, (iii) customer development strategies, (iv) financial and economic plans and projections, and (v) other similar information. Executive agrees that following termination of his employment for any reason, he will treat all such matters as confidential and will refrain both from divulging such information in any manner and from the use of such information for his benefit or for the benefit of any employer (regardless of whether such employer would constitute a Significant Competitor under this Agreement) or third-party.

        8. General Provisions.

           (i)   Successors; Binding Agreement.

                 (A) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank ("successor organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession had taken place. As used in this Agreement, "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 8 or which otherwise becomes bound by the terms and provisions of this Agreement by operation of this Agreement or law. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive as his exclusive remedy to compensation from the Bank in the same amount and on the same terms as he would be entitled to under this agreement if he terminated his employment under Section 5(iv). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.


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


                 (B) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferrable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of the Executive.

                 (C) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Executive and his heirs, beneficiaries and personal representatives and the Bank and any successor organization.

           (ii) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

           If to the Bank:

           605 State Street
           LaCrosse, WI 54601
           Attn:    Secretary

or if to Executive at the address set forth below the Executive's signature line of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

           (iii) Expenses. If any legal proceeding is necessary to enforce or interpret this Agreement, or to recover damages for breach of it, the prevailing party, shall be entitled to recover from the other party reasonable attorneys' fees and necessary costs and disbursements incurred in such litigation, in addition to any other relief to which such prevailing party may be entitled.

           Notwithstanding the foregoing, in the event of a legal proceeding to enforce or interpret the terms of this Agreement following a change in control, Executive shall be entitled to recover from Bank, regardless of the outcome of said action, necessary costs and disbursements incurred together with actual attorney's fees up to the greater of (A) $25,000, or (B) thirty percent (30%) of the amount in dispute between the parties [which amount, for purposes of this Agreement, shall be deemed to be the difference between the highest written settlement offer from the Bank and the lowest written settlement offer (exclusive of any claim for consequential, punitive, or other forms or amounts of damages not based on specific contract terms) from Executive]. Recovery by Executive of attorneys fees and costs as provided herein following a change in control shall be in addition to any other relief to which Executive may be entitled.


           (iv) Withholding. The Bank shall be entitled to withhold from to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes of charges which it is from time to time required to withhold. the Bank shall be entitled to rely on an opinion of counsel if any question as to the amount or requirement of any such withholding shall arise.

           (v) Miscellaneous. No provision of this Agreement may be amended, waived or discharged unless such amendment, waiver or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

           (vi) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

           (vii) Counterparts. This Agreement may be executed in several counterparts, each of which together will constitute one and the same instrument.

           (viii) Headings. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

           (ix) Effective Date. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                    Executive:  Robert P. Abell


                                    ------------------------------------



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

                                    ------------------------------------
                                    (Address)


                                    First Federal Savings Bank,
                                                     LaCrosse-Madison
                                       (CORPORATE SEAL)



                                     By:
                                          -------------------------------


                                     By:
                                          -------------------------------





                                      -14-